UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21036

Name of Fund: BlackRock Municipal Bond Trust (BBK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2010

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

August 31, 2010

Annual Report

BlackRock Insured Municipal Income Trust (BYM)

BlackRock Insured Municipal Income Investment Trust (BAF)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Insured Investment Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normalized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and 12-month basis while US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk). Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of August 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(4.04)%	4.91%

US small cap equities (Russell 2000 Index)	(3.60)	6.60

International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2010	BlackRock Insured Municipal Income Trust

Trust Overview

BlackRock Insured Municipal Income Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax, and investing, under normal circumstances, at least 80% of its assets in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Trust also invests at least 80% of its assets in municipal bonds of the highest investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 18.42% based on market price and 14.74% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 23.80% based on market price and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Given the attractiveness of municipal bonds coupled with low yields on cash equivalents, we maintained a low cash balance and fully invested posture. The Trust benefited from its modestly long duration as interest rates declined. The Trust’s exposure to the longer end of the yield curve contributed to performance as yields generally declined in the 10- to 30-year range during the period. Holdings of insured bonds with lower quality underlying credits also aided results as credit spreads generally tightened over the period. The Trust’s performance was negatively impacted by its exposure to certain lower quality Texas- and California-issued zero-coupon bonds as spreads widened in this sector. Holdings of bonds with shorter maturities and premium coupon bonds with short call dates also detracted as the shorter end of the yield curve underperformed longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.26)[1]	5.82%
Tax Equivalent Yield[2]	8.95%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Leverage as of August 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Common Share was increased to $0.077. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$15.26	$13.69	11.47%	$15.49	$12.78
Net Asset Value	$14.64	$13.55	8.04%	$14.72	$13.54

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Utilities	24%	25%
County/City/Special District/School District	21	19
Transportation	21	25
State	15	15
Health	7	7
Tobacco	6	6
Education	3	2
Corporate	2	—
Housing	1	1

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	57%	56%
AA/Aa	24	19
A	12	15
BBB/Baa	5	8
Not Rated[6]	2	2

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $10,513,600 representing 2% and $10,859,100 representing 2%, respectively, of the Trust’s long-term investments.

4	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock Insured Municipal Income Investment Trust

Trust Overview

BlackRock Insured Municipal Income Investment Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax.The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax, and investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Trust also invests at least 80% of its assets in municipal bonds of the highest investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 27.70% based on market price and 13.93% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 23.80% based on market price and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to premium coupon bonds with short call dates detracted from performance as securities on the shorter end of the yield curve underperformed longer-dated issues in the declining interest rate environment. Exposure to zero-coupon bonds also detracted as retail investors shunned them in favor of current coupon bonds. However, the Trust’s holdings of health and utilities bonds with maturities of 20 years and longer contributed positively to performance as each of these sectors outperformed the broader market and bonds with longer maturities benefited from declining yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.64)[1]	5.64%
Tax Equivalent Yield[2]	8.68%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Leverage as of August 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$15.64	$13.01	20.22%	$15.76	$12.67
Net Asset Value	$15.08	$14.06	7.25%	$15.10	$13.99

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

County/City/Special District/School District	36%	46%
Utilities	27	27
Transportation	15	7
State	11	9
Health	10	10
Housing	1	1

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	59%	44%
AA/Aa	25	29
A	13	20
Not Rated[6]	3	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $5,171,100 representing 3% and $7,552,594 representing 4%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2010	5

Trust Summary as of August 31, 2010	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 22.90% based on market price and 24.13% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.82% based on market price and 18.86% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s high duration and low cash balance resulted in positive capital appreciation as interest rates declined. Many of the Trust’s holdings began the period with depressed valuations resulting from their underperformance during the periods of dislocations in the credit market, which positioned them for more upward price movement potential as the market continued its recovery. Among these holdings were lower quality bonds, which outperformed as credit spreads tightened, and long-term bonds, which benefited from declining yields. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Trust’s increased exposure to the health and housing sectors also added to performance as these sectors performed well during the period. Conversely, the Trust’s holdings on the shorter end of the yield curve, including premium coupon bonds with short call dates, pre-refunded bonds, and other short maturity issues, detracted from performance as they underperformed longer-dated issues. Exposure to zero-coupon bonds detracted from performance as investors favored current coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.79)[1]	6.46%
Tax Equivalent Yield[2]	9.94%
Current Monthly Distribution per Common Share[3]	$0.085
Current Annualized Distribution per Common Share[3]	$1.020
Leverage as of August 31, 2010[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was increased to $0.086. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$15.79	$13.80	14.42%	$15.83	$13.25
Net Asset Value	$15.29	$13.23	15.57%	$15.29	$13.23

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Health	23%	31%
State	15	10
Housing	14	16
County/City/Special District/School District	13	13
Education	10	5
Transportation	9	7
Corporate	8	8
Utilities	5	7
Tobacco	3	3

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	26%	25%
AA/Aa	20	20
A	22	24
BBB/Baa	20	17
BB/Ba	1	1
B	3	4
CCC/Caa	1	—
Not Rated[6]	7	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $6,207,616 representing 3% and $4,472,353 representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 26.02% based on market price and 16.80% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.82% based on market price and 18.86% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to premium coupon bonds with short call dates detracted from performance as securities on the shorter end of the yield curve underperformed longer dated issues in the declining interest rate environment. Exposure to zero-coupon bonds also detracted as retail investors shunned them in favor of current coupon bonds. However, the Trust’s holdings of health, transportation and housing bonds with maturities of 20 years and longer contributed positively to performance as each of these sectors outperformed the broader market and bonds with longer maturities benefited from declining yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.60)[1]	6.06%
Tax Equivalent Yield[2]	9.32%
Current Monthly Distribution per Common Share[3]	$0.0788
Current Annualized Distribution per Common Share[3]	$0.9456
Leverage as of August 31, 2010[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$15.60	$13.20	18.18%	$15.77	$12.65
Net Asset Value	$15.51	$14.16	9.53%	$15.51	$14.08

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Health	22%	22%
County/City/Special District/School District	19	20
Utilities	18	21
Transportation	18	13
Education	8	10
State	8	8
Housing	5	5
Corporate	1	1
Tobacco	1	—

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	14%	16%
AA/Aa	64	45
A	17	27
BBB/Baa	4	3
BB/Ba	—	1
Not Rated	1	8 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009, the market value of these securities was $2,503,826 representing 3% of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2010	7

Trust Summary as of August 31, 2010	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 21.42% based on market price and 22.83% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.82% based on market price and 18.86% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s high duration and low cash balance resulted in positive capital appreciation during the period. Many of the Trust’s holdings began the period with depressed valuations resulting from their underperform-ance during the periods of dislocations in the credit market, which positioned them for more upward price movement potential as the market continued its recovery. Among these holdings were lower quality bonds, which outperformed as credit spreads tightened, and long-term bonds, which benefited from declining yields. The Trust’s increased exposure to the health and transportation sectors also aided performance as these sectors performed well during the period. Conversely, the Trust’s holdings on the shorter end of the yield curve, including premium coupon bonds with short call dates, pre-refunded bonds, and other short maturity issues, detracted from performance as they underperformed longer-dated issues. Exposure to zero-coupon bonds detracted from performance as retail investors shunned them in favor of current coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.22)[1]	6.39%
Tax Equivalent Yield[2]	9.83%
Current Monthly Distribution per Common Share[3]	$0.081
Current Annualized Distribution per Common Share[3]	$0.972
Leverage as of August 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was increased to $0.082. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$15.22	$13.45	13.16%	$15.22	$12.72
Net Asset Value	$14.63	$12.78	14.48%	$14.63	$12.78

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Health	19%	20%
State	17	15
County/City/Special District	12	8
Corporate	11	11
Transportation	11	12
Utilities	13	12
Education	7	10
Housing	6	8
Tobacco	4	4

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	18%	22%
AA/Aa	21	12
A	30	26
BBB/Baa	17	23
BB/Ba	1	1
B	6	6
CCC/Caa	1	1
Not Rated[6]	6	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $13,839,185 representing 3% and $16,290,531 representing 4%, respectively, of the Trust’s long-term investments.

8	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock MuniHoldings Insured Investment Fund

Trust Overview

BlackRock MuniHoldings Insured Investment Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 23.46% based on market price and 15.22% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 23.80% based on market price and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to premium coupon bonds with short call dates detracted from performance as securities on the shorter end of the yield curve underperformed longer-dated issues in the declining interest rate environment. However, the Trust’s holdings of health, transportation and utility bonds with maturities of 20 years and longer contributed positively to performance as each of these sectors outperformed the broader market and bonds with longer maturities benefited from declining yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2010 ($14.65)[1]	5.98%
Tax Equivalent Yield[2]	9.20%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Leverage as of August 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Common Share was increased to $0.075. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$14.65	$12.63	15.99%	$14.76	$12.24
Net Asset Value	$14.69	$13.57	8.25%	$14.69	$13.57

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Transportation	27%	21%
Utilities	26	32
County/City/Special District/School District	18	21
State	12	6
Health	11	10
Housing	4	4
Education	2	6

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	64%	56%
AA/Aa	24	16
A	11	25
Not Rated[6]	1	3

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $5,793,997 representing 1% and $20,244,144 representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2010	9

Trust Summary as of August 31, 2010	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 24.69% based on market price and 19.31% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.82% based on market price and 18.86% based on NAV.All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV.The following discussion relates to performance based on NAV.The Trust benefited from its overall high duration (sensitivity to interest rates) as bond prices appreciated as yields declined.The Trust’s bias toward the longer end of the yield curve contributed to performance as falling interest rates had a greater positive effect on longer-dated issues. In addition, exposure to lower quality underlying credits aided performance as credit spreads generally tightened over the period. Conversely, the Trust’s exposure to bonds structured with premium coupons, short calls and/or short maturities detracted from performance as the shorter end of the yield curve underperformed longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2010 ($10.38)[1]	6.47%
Tax Equivalent Yield[2]	9.95%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Leverage as of August 31, 2010[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Common Share was increased to $0.057. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$10.38	$8.91	16.50%	$10.68	$8.76
Net Asset Value	$10.01	$8.98	11.47%	$10.01	$8.98

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/10	8/31/09

Health	22%	20%
Corporate	17	13
Transportation	13	11
Utilities	12	15
County/City/Special District/School District	10	10
State	8	15
Education	7	6
Housing	7	5
Tobacco	4	5

Credit Quality Allocations[5]

	8/31/10	8/31/09

AAA/Aaa	23%	26%
AA/Aa	35	28
A	23	28
BBB/Baa	15	15
B	1	1
Not Rated[6]	3	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $21,938,423 representing 2% and $16,779,679 representing 2%, respectively, of the Trust’s long-term investments.

10	ANNUAL REPORT	AUGUST 31, 2010

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, all the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rate whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAVs per share.

The use of leverage may enhance opportunities for increased returns to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trust. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by the Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2010, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BYM	36%
BAF	36%
BBK	35%
BIE	40%
BLE	36%
MFL	38%
MVF	40%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower distributions paid to shareholders, or may cause the Trusts to hold a security that they might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	11

Schedule of Investments August 31, 2010	BlackRock Insured Municipal Income Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.0%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$1,495	$1,673,503
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,800	2,202,172

		3,875,675

Arizona — 0.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,500	1,594,455
5.25%, 10/01/28	650	697,522

		2,291,977

California — 28.6%
Arcadia Unified School District California, GO, CAB, Election of 2006, Series A (AGM), 4.96%, 8/01/39 (a)	2,000	335,520
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	669,619
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, First Lien, Series A (AMBAC), 5.00%, 1/01/28 (b)	10,100	12,580,661
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM):
5.58%, 8/01/31 (c)	7,450	6,525,604
5.40%, 8/01/36 (a)	4,200	896,154
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	1,100	1,155,044
Golden State Tobacco Securitization Corp. California, RB, Series 2003-A-1 (b):
6.63%, 6/01/13	6,500	7,563,140
6.75%, 6/01/13	14,500	16,921,065
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	4,000	4,002,680
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/33	17,500	18,177,425
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (a):
5.15%, 8/01/31	13,575	4,014,670
5.16%, 8/01/32	14,150	3,848,517
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,689,975
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	2,700	2,812,617
San Francisco City & County Public Utilities Commission, Refunding RB, Series A (AGM), 5.00%, 11/01/31	15,000	15,226,800

Municipal Bonds	Par (000)	Value

California (concluded)
San Joaquin Hills Transportation Corridor Agency California, Refunding RB, CAB, Series A (NPFGC), 5.50%, 1/15/31 (a)	$53,000	$10,150,030
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,350	2,478,545

		110,048,066

District of Columbia — 2.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,425,235

Florida — 12.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	2,000	2,110,140
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	3,000	3,145,620
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	950	1,013,042
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,800	2,871,456
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.25%, 10/01/38 (a)	25,520	4,233,768
Jackson Health System (AGC), 5.75%, 6/01/39	2,300	2,498,260
Water & Sewer System (AGM), 5.00%, 10/01/39	10,100	10,690,143
County of Miami-Dade Florida, Refunding RB (AGM), 5.00%, 7/01/35	1,300	1,334,658
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae), 5.45%, 7/01/33	4,320	4,514,616
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	7,500	8,080,725
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	2,385	2,534,706
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	5,590	6,108,249
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	318,291

		49,453,674

Georgia — 0.2%
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	900	944,199

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Auction Rate Securities
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreement
S/F	Single Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Insured Municipal Income Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 4.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	$2,500	$2,950,825
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	7,310	7,609,856
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,475	1,597,278
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/27	4,800	5,144,880
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,400	1,480,640

		18,783,479

Indiana — 0.7%
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	2,050	2,113,796
Series B, 5.75%, 1/01/34	450	490,599

		2,604,395

Iowa — 1.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,000	5,511,450

Kentucky — 0.4%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,680,600

Louisiana — 2.1%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	7,500	8,005,800

Michigan — 2.7%
City of Detroit Michigan, RB:
Senior Lien, Series A (NPFGC), 5.00%, 7/01/30	1,000	1,001,310
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	2,660	2,669,576
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,900	3,071,796
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	400	402,992
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,282,330

		10,428,004

Nevada — 6.7%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	4,100	4,298,522
Subordinate Lien, Series A2 (BHAC), 5.00%, 7/01/30	2,500	2,596,900
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,650	1,781,884
Truckee Meadows Water Authority, RB, Series A (AGM) (b):
5.00%, 7/01/11	10,000	10,397,700
5.13%, 7/01/11	6,500	6,765,265

		25,840,271

New York — 0.4%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,506,986

Ohio — 0.3%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,125	1,164,094

Pennsylvania — 1.4%
City of Philadelphia Pennsylvania, RB, Third Series (AGM), 5.13%, 8/01/11 (b)	5,200	5,424,692

Puerto Rico — 1.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	5,300	5,964,991

Municipal Bonds	Par (000)	Value

Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	$2,625	$2,991,004

South Carolina — 2.7%
South Carolina Transportation Infrastructure Bank, RB, Junior Lien, Series B (AMBAC), 5.13%, 10/01/11 (b)	10,000	10,513,600

Tennessee — 5.5%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB (AGM), Series A (a):
CAB, 5.84%, 1/01/22	11,705	6,385,897
CAB, 5.88%, 1/01/23	9,260	4,736,768
CAB, 5.90%, 1/01/24	8,500	4,083,230
CAB, 5.91%, 1/01/25	6,850	3,094,761
CAB, 5.93%, 1/01/26	5,000	2,116,550
Covenant, 4.79%, 1/01/41	3,000	608,730

		21,025,936

Texas — 27.6%
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/34	4,165	4,575,461
City of San Antonio Texas, Refunding RB (NPFGC):
5.13%, 5/15/29	9,250	10,102,850
5.13%, 5/15/34	10,000	10,843,300
Coppell ISD Texas, GO, Refunding, CAB (PSF-GTD), 5.64%, 8/15/30 (a)	10,030	4,488,626
County of Harris Texas, GO (NPFGC) (a):
5.56%, 8/15/25	7,485	4,467,946
5.59%, 8/15/28	10,915	5,542,637
County of Harris Texas, Refunding RB, Senior Lien, Toll Road (AGM), 5.00%, 8/15/30	5,510	5,819,552
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (a):
CAB, Junior Lien, Series H, 5.92%, 11/15/38	5,785	650,234
CAB, Junior Lien, Series H, 5.94%, 11/15/39	6,160	636,328
Third Lien, Series A-3, 5.97%, 11/15/38	26,890	3,022,436
Third Lien, Series A-3, 5.98%, 11/15/39	27,675	2,789,640
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (a)	5,315	2,861,118
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,214,794
North Texas Tollway Authority, Refunding RB, First Tier:
CAB, System (AGC), 5.33%, 1/01/29 (a)	5,000	1,975,450
CAB, System (AGC), 5.45%, 1/01/30 (a)	955	352,643
Series A, 6.00%, 1/01/28	625	705,250
System (NPFGC), 5.75%, 1/01/40	23,050	24,476,334
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	20,000	19,791,600

		106,316,199

Washington — 6.4%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series C (AMBAC), 5.13%, 7/01/33	3,655	3,728,100
County of King Washington, Refunding RB (AGM), 5.00%, 1/01/36	2,200	2,317,568
Port of Seattle Washington, RB, Series A (NPFGC), 5.00%, 4/01/31	4,500	4,542,795
State of Washington, GO, Various Purpose, Series 02-A (AGM), 5.00%, 7/01/25	5,000	5,170,200
Washington Health Care Facilities Authority, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	6,600	6,964,848
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,038,540
Providence Health & Services, Series A, 5.25%, 10/01/39	675	714,028

		24,476,079

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	13

Schedule of Investments (continued)	BlackRock Insured Municipal Income Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	$1,500	$1,558,320

Total Municipal Bonds — 111.8%		429,834,726

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,407,939

California — 10.6%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33	3,379	3,549,390
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,382,560
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,770,525
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	5,296,250
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	491,913
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,870	5,181,924
University of California, RB, Series C (NPFGC), 4.75%, 5/15/37	10,000	10,152,000

		40,824,562

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,080	1,264,259

Florida — 3.8%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	5,000	5,189,950
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,999	3,220,665
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	6,000	6,255,360

		14,665,975

Hawaii — 2.7%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	10,000	10,373,200

Illinois — 7.7%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	5,011,994
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	24,010	24,648,906

		29,660,900

Massachusetts — 3.7%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	12,987	14,051,391

Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	4,197	4,727,671
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,024	2,313,216

		7,040,887

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

New York — 4.5%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	$4,494	$5,048,871
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,466,053
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	4,956,030

		17,470,954

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	620	674,777

South Carolina — 0.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	600	669,972

Texas — 2.7%
Northside ISD Texas, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	10,447,005

Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,397,450

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	437,280

Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,777,846

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.1%		158,164,397

Total Long-Term Investments (Cost — $568,697,435) — 152.9%		587,999,123

Short-Term Securities

New York — 0.4%
City of New York New York, GO, VRDN, Sub-Series A-6 (AGM Insurance, Dexia Credit Local SBPA), 0.28%, 9/01/10 (e)	1,700	1,700,000

	Shares

Money Market Fund — 2.5%
FFI Institutional Tax-Exempt Fund, 0.22% (f)(g)	9,416,737	9,416,737

Total Short-Term Securities (Cost — $11,116,737) — 2.9%		11,116,737

Total Investments (Cost — $579,814,172*) — 155.8%		599,115,860
Other Assets Less Liabilities — 1.0%		3,666,478
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (21.1)%		(80,964,933)
Preferred Shares, at Redemption Value — (35.7)%		(137,254,585)

Net Assets Applicable to Common Shares — 100.0%		$384,562,820

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Insured Municipal Income Trust (BYM)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$499,166,652

Gross unrealized appreciation	$36,401,492
Gross unrealized depreciation	(17,366,796)

Net unrealized appreciation	$19,034,696

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

FFI Institutional Tax-Exempt Fund	4,401,744	5,014,993	9,416,737	$7,910

(g)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$587,999,123	—	$587,999,123
Short-Term Securities	$9,416,737	1,700,000	—	11,116,737

Total	$9,416,737	$589,699,123	—	$599,115,860

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	15

Schedule of Investments August 31, 2010	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,121,760
6.00%, 6/01/39	1,000	1,119,400

		2,241,160

Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.25%, 10/01/28	465	498,996
5.00%, 10/01/29	125	130,848

		629,844

California — 11.6%
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	2,000	2,147,780
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,506,778
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,058,010
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,810	4,112,400
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/40	1,000	1,046,940
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,237,365
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	1,000	1,049,570
State of California, GO, Various Purpose (AGM), 5.00%, 6/01/32	3,000	3,095,100

		15,253,943

Colorado — 1.2%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,647,428

Florida — 14.8%
City of Miami Florida, RB (NPFGC), 5.25%, 1/01/28	5,035	5,434,628
City of Sunrise Florida, Refunding RB (AMBAC), 5.00%, 10/01/28	5,000	5,171,100
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	10,000	8,891,900

		19,497,628

Georgia — 3.3%
Georgia Higher Education Facilities Authority, RB, USG Real Estate III, Series A (AGC), 5.00%, 6/15/38	850	883,975
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,350	1,416,298
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/34	1,890	2,024,095

		4,324,368

Illinois — 12.8%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	900	1,062,297
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,544,387
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM):
5.00%, 1/01/28	920	1,007,538
5.00%, 1/01/29	1,425	1,546,567
5.00%, 1/01/30	570	614,927

Municipal Bonds	Par (000)	Value

Illinois (concluded)
City of Chicago Illinois, General, Third Lien RB:
Airport, Series A (NPFGC), 5.00%, 1/01/33	$1,000	$1,013,470
Series C (AGM), 5.25%, 1/01/30	1,000	1,074,730
Series C (AGM), 5.25%, 1/01/35	820	870,250
City of Chicago Illinois, Refunding RB, Second Lien (NPFGC), 5.50%, 1/01/30	1,000	1,153,140
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.25%, 2/01/28	1,560	1,670,261
5.25%, 2/01/35	1,250	1,305,950
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	1,000	1,045,790
Build Illinois, Series B, 5.25%, 6/15/28	1,750	1,916,075
Village of Schaumburg Illinois, GO, Series B (NPFGC), 5.00%, 12/01/38	1,000	1,028,430

		16,853,812

Indiana — 2.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,689,344

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,125	1,229,243

Kentucky — 0.8%
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A (BHAC), 5.25%, 9/01/42	1,000	1,056,280

Louisiana — 2.6%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	2,510	2,876,460
New Orleans Aviation Board Louisiana, Refunding RB (AGC), Restructuring GARB:
Series A-1, 6.00%, 1/01/23	375	441,641
Series A-2, 6.00%, 1/01/23	150	176,657

		3,494,758

Maine — 0.9%
City of Portland Maine, RB, General (AGM), 5.25%, 1/01/35	1,095	1,165,551

Michigan — 15.9%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,901,603
Second Lien, Series B (AGM), 7.00%, 7/01/36	200	235,618
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	1,790	1,901,571
Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,500	1,840,260
Senior Lien, Series B (BHAC), 5.50%, 7/01/35	4,750	5,073,285
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,330	2,468,029
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,300	2,516,453
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,800	2,155,374
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	365	396,722
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	565	634,766
5.25%, 10/15/25	300	333,747
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,462,412

		20,919,840

Minnesota — 5.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,680	6,535,862

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Mississippi — 1.6%
Mississippi Development Bank Special Obligation, Refunding RB, Jackson Mississippi Water and Sewer System (AGM), 5.00%, 9/01/34	$2,000	$2,061,320

Nevada — 3.0%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	2,295	2,406,124
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,540	1,558,634

		3,964,758

New Jersey — 4.9%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,158,350
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,300	1,423,565
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,575	1,662,869
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,239,700

		6,484,484

New York — 2.9%
New York City Transitional Finance Authority, Fiscal 2009, RB:
Series S-3, 5.25%, 1/15/39	900	980,667
Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,847,075

		3,827,742

Ohio — 0.5%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	625	646,719

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-1 (AGM), 5.00%, 12/01/37	1,000	1,058,370

Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,519,384

Texas — 19.8%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	705	781,641
5.00%, 11/15/29	895	984,312
City of Dallas Texas, Refunding RB (AGC), 5.25%, 8/15/38	800	849,256
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,058,380
6.00%, 11/15/36	2,215	2,601,894
5.38%, 11/15/38	1,000	1,112,620
Frisco ISD Texas, GO, School Building (AGC):
5.38%, 8/15/39	1,415	1,566,957
5.50%, 8/15/41	3,365	3,755,138
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	580,225
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Project (AGC), 5.50%, 5/15/36	1,270	1,379,614
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	500	550,555
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,665,300

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, Refunding RB, System First Tier Series A:
(AGC), 5.75%, 1/01/40	$1,500	$1,646,340
(BHAC), 5.75%, 1/01/48	1,250	1,367,412
(NPFGC), 5.13%, 1/01/28	2,895	3,069,858
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,123,590

		26,093,092

Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,625	1,696,484

Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,183,390

Total Municipal Bonds — 110.9%		146,074,804

Municipal Bonds Transferred to Tender Option Bond Trusts (a)

Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,555,275

California — 2.0%
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	2,500	2,689,050

District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	760	875,530

Florida — 32.1%
City of Jacksonville Florida, RB (NPFGC):
5.00%, 10/01/31	9,500	9,596,525
Better Jacksonville, 5.00%, 10/01/27	3,930	4,076,314
County of Pinellas Florida, RB (AGM), 5.00%, 10/01/32	9,500	9,743,740
Florida State Board of Education, GO, Public Education, Series A (AGM), 5.00%, 6/01/27	9,000	9,574,650
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	9,190	9,359,372

		42,350,601

Illinois — 5.0%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,231,513
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,341,330

		6,572,843

Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,012,388

Nevada — 1.7%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,288,280

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.5%		57,343,967

Total Long-Term Investments (Cost — $192,233,839) — 154.4%		203,418,771

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	17

Schedule of Investments (concluded)	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.22% (b)(c)	1,211,264	$1,211,264

Total Short-Term Securities (Cost — $1,211,264) — 0.9%		1,211,264

Total Investments (Cost — $193,445,103*) — 155.3%		204,630,035
Other Assets Less Liabilities — 1.2%		1,642,833
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (24.4)%		(32,224,905)
Preferred Shares, at Redemption Value — (32.1)%		(42,275,531)

Net Assets Applicable to Common Shares — 100.0%		$131,772,432

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$161,510,112

Gross unrealized appreciation	$12,308,678
Gross unrealized depreciation	(1,385,019)

Net unrealized appreciation	$10,923,659

(a)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(b)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BIF Florida Municipal Money Fund	5	(5)	—	—
FFI Institutional Tax-Exempt Fund	9,202,751	(7,991,487)	1,211,264	$9,940

(c)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$203,418,771	—	$203,418,771
Short-Term Securities	$1,211,264	—	—	1,211,264

Total	$1,211,264	$203,418,771	—	$204,630,035

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,289,449
6.00%, 6/01/39	450	503,730
Hoover City Board of Education, GO, Refunding, 4.25%, 2/15/40	4,350	4,249,820

		6,042,999

Arizona — 5.8%
City of Goodyear Arizona, GO (AGM), 4.25%, 7/01/37	1,135	1,136,442
Mohave County Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	200	223,422
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	900	930,744
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,447,185
5.00%, 12/01/37	2,065	1,961,791
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	300	292,248
7.00%, 5/01/20	300	292,782
7.25%, 5/01/27	600	569,418
Scottsdale IDA, RB, Scottsdale Healthcare, Series C (AGC), 5.00%, 9/01/35	1,000	1,018,920
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	785,085
University Medical Center Corp. Arizona, RB, 6.50%, 7/01/39	500	546,265

		9,204,302

Arkansas — 0.2%
Benton County Public Facilities Board, Refunding RB, BCCSO Project, Series A, 5.75%, 6/01/30	300	316,932

California — 14.0%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	4,500	55,935
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,835	2,704,080
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.09%, 5/01/34 (b)	1,000	639,980
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	271,992
5.75%, 8/01/33	500	541,650
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.47%, 8/01/34 (b)	1,650	894,531
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (a)	8,000	1,523,360
San Diego Community College District California, GO, CAB, Election of 2002, 6.24%, 8/01/33 (b)	2,800	1,813,644
State of California, GO, Refunding:
(CIFG), 4.50%, 8/01/28	2,000	1,982,920
Veterans, AMT, 5.05%, 12/01/36	1,000	979,970
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,210,760
6.00%, 3/01/33	2,050	2,336,610
6.50%, 4/01/33	1,950	2,285,673
5.50%, 3/01/40	2,350	2,522,537
Val Verde Unified School District California, Special Tax Bonds, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,600,660

		22,364,302

Municipal Bonds	Par (000)	Value

Colorado — 0.8%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$1,070	$1,215,295

Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, RB, Fairfield University, New Money, Series O, 5.00%, 7/01/35	1,200	1,259,832

District of Columbia — 7.7%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	595	541,319
District of Columbia, Tax Allocation Bonds, Gallery Place Project (AGM), 5.40%, 7/01/31	6,000	6,139,680
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	5,580	5,536,085

		12,217,084

Florida — 5.9%
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,255	1,315,930
Palm Beach County Housing Finance Authority, HRB, Indian Trace Apartments, Series A, AMT (AGM), 5.63%, 1/01/44	7,255	7,318,771
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	940	784,026

		9,418,727

Georgia — 1.1%
Albany-Dougherty Inner City Authority, RB, Albany State University Projects (AGC), 4.75%, 7/01/40	1,125	1,143,506
Cobb County Development Authority, Refunding RB, KSU Sports and Recreation Park, Series A (AGC), 4.75%, 7/15/35	600	611,820

		1,755,326

Idaho — 1.6%
Idaho Health Facilities Authority, RB, St. Luke’s Regional Medical Center (AGM), 5.00%, 7/01/35 (c)	500	515,245
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	1,969,363

		2,484,608

Illinois — 7.7%
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (d)(e)	425	114,767
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,067,740
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	720,122
Illinois Finance Authority, Refunding RB, Series A:
Friendship Village Schaumburg, 5.63%, 2/15/37	210	174,485
Lake Forest Hospital, 5.75%, 7/01/29	4,000	4,125,880
OSF Healthcare System, 6.00%, 5/15/39	1,050	1,094,593
Village of Bolingbrook Illinois, GO, Refunding, Series B (NPFGC), 6.22%, 1/01/36 (a)	23,065	4,922,302

		12,219,889

Indiana — 1.8%
County of Monroe Indiana, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 1, Canterbury House Apartments, Mandatory Put Bonds, AMT, 5.90%, 12/01/34 (f)	1,850	1,878,971
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,000	1,058,370

		2,937,341

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	19

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Iowa — 1.3%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	$1,000	$1,027,550
6.00%, 9/01/39	1,000	1,035,190

		2,062,740

Kansas — 3.3%
Kansas Development Finance Authority, RB, University of Kansas Tenant, Series O, 4.75%, 6/15/41	700	719,712
Wichita Airport Authority, RB, Special, Cessna Citation Service Center, Series A, AMT, 6.25%, 6/15/32	5,000	4,489,950

		5,209,662

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	500	545,840

Louisiana — 0.3%
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.13%, 1/01/36	400	406,648

Maryland — 3.6%
County of Frederick Maryland, Special Tax Bonds, Urbana Community Development Authority, Sub-Series B, 6.25%, 7/01/30	2,806	2,806,028
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	2,929,203

		5,735,231

Michigan — 4.3%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,410,975
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	1,065	1,032,390
Hospital, Henry Ford Health, 5.75%, 11/15/39	2,000	2,072,080
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,366,559

		6,882,004

Minnesota — 4.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,350	6,156,138
Minnesota Higher Education Facilities Authority, RB, Gustavus Adolphus Child & Family Services, Inc., Series 7-B, 4.75%, 10/01/35	625	639,800

		6,795,938

Mississippi — 2.9%
Mississippi Development Bank Special Obligation, RB, Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,904,210
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,500	2,747,750

		4,651,960

Montana — 1.8%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	2,750	2,857,030

Multi-State — 7.3%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (g)(h)	10,500	11,598,720

Nebraska — 0.3%
Douglas County Hospital Authority No. 2, RB, Health Facilities, Immanuel Obligation Group, 5.50%, 1/01/30	425	446,811

Municipal Bonds	Par (000)	Value

Nevada — 1.1%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.65%, 6/01/23	$1,320	$1,159,000
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	585,522

		1,744,522

New Jersey — 13.7%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	915	137,159
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	3,710	3,694,418
Cigarette Tax (Radian), 5.50%, 6/15/31	1,500	1,475,070
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (f)	3,000	3,019,770
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/27	1,000	1,034,080
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,520,325
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,415,000
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	630	761,298
7.50%, 12/01/32	800	939,632
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	810	897,318

		21,894,070

New York — 8.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	455	182,009

Long Island Power Authority, Refunding RB, Series A, 6.25%, 4/01/33	300	354,357

Metropolitan Transportation Authority, Refunding RB, Series A, 5.13%, 1/01/29	1,500	1,582,950
New York City Housing Development Corp., RB, Series A, AMT, 5.50%, 11/01/34	3,000	3,032,550
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	3,165	3,330,498
Queens Baseball Stadium, PILOT (AGC), 6.50%, 1/01/46	700	793,737
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	800	857,328
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (b)	700	609,483
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,126,850
University of Rochester, Series A, 5.13%, 7/01/39	250	268,432
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,000	1,121,800

		13,259,994

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 6.2%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	$225	$246,262
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	2,374,642
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31 (c)	3,475	3,508,777
North Carolina Medical Care Commission, RB, WakeMed, Series A (AGC), 5.88%, 10/01/38	1,000	1,057,600
North Carolina Medical Care Commission, Refunding RB:
Caromont Health (AGC), 4.50%, 2/15/30	750	755,040
Caromont Health (AGC), 4.63%, 2/15/35	1,000	1,004,620
University Health System, Series D, 6.25%, 12/01/33	800	888,024

		9,834,965

Ohio — 0.5%
County of Lucas Ohio, GO, Various Purpose, 5.00%, 10/01/40	400	423,416
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	400	413,900

		837,316

Oklahoma — 1.1%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (f)	1,725	1,768,401

Oregon — 2.2%
City of Portland Oregon, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 6, Pacific Tower Apartments, AMT, 6.05%, 11/01/34	520	527,254
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,339,237
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A:
5.00%, 10/01/34	850	860,039
5.25%, 10/01/40	750	768,855

		3,495,385

Pennsylvania — 2.7%
Delaware River Port Authority, RB, Series D (AGC), 5.00%, 1/01/40	2,600	2,734,472
Pennsylvania Economic Development Financing Authority, RB, Reliant Energy, Series A, AMT, 6.75%, 12/01/36	1,455	1,508,559

		4,243,031

Puerto Rico — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	2,137,920
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.76%, 8/01/41 (a)	5,000	837,150

		2,975,070

Rhode Island — 2.5%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,185,160
Rhode Island Housing & Mortgage Finance Corp., RB, Homeownership Opportunity, Series 54, AMT, 4.85%, 10/01/41	1,500	1,476,735
Rhode Island Turnpike & Bridge Authority, RB, Series A, 5.00%, 12/01/35	400	417,924
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	900	989,811

		4,069,630

Municipal Bonds	Par (000)	Value

South Carolina — 1.5%
County of Florence South Carolina, RB, McLeod Regional Medical Center, Series A, 5.00%, 11/01/37	$2,300	$2,343,930

Tennessee — 0.3%
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	525	571,919

Texas — 15.0%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	500	580,225
7.25%, 12/01/35	1,750	2,027,445
Harris County Housing Finance Corp., Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 9, Copperwood Ranch Apartments, Mandatory Put Bonds, AMT, 5.95%, 11/01/35 (f)	2,440	2,490,874
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 6.17%, 11/15/41 (a)	11,690	1,424,660
Lower Colorado River Authority, Refunding RB (NPFGC), 5.00%, 5/15/13 (i)	15	16,769
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,667,400
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	1,620	1,742,618
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	2,000	2,177,740
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.08%, 8/15/35 (a)	50,000	10,816,000
First Tier, Series A, 5.00%, 8/15/42	1,000	989,580

		23,933,311

Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,541,862

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, RB, Aurora Health Care, 6.40%, 4/15/33	1,350	1,389,474
Wisconsin Housing & EDA, Refunding RB, Series A, AMT, 4.75%, 9/01/33	1,340	1,340,697

		2,730,171

Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,200	1,306,476

Total Municipal Bonds — 141.4%		225,179,274

Municipal Bonds Transferred to Tender Option Bond Trusts (j)

Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,884,963

Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,529,591

New York — 4.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	450	518,035
Series FF-2, 5.50%, 6/15/40	405	460,765
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	3,000	3,178,170

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	21

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value

New York (concluded)
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	$2,199	$2,339,865

		6,496,835

Ohio — 2.1%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,297,888
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,119,600

		3,417,488

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.7%		15,328,877

Total Long-Term Investments (Cost — $229,478,065) — 151.1%		240,508,151

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (k)(l)	4,831,353	4,831,353

Total Short-Term Securities (Cost — $4,831,353) — 3.0%		4,831,353

Total Investments (Cost — $234,309,418*) — 154.1%		245,339,504
Other Assets Less Liabilities — 0.7%		1,186,968
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.6)%		(7,404,377)
Preferred Shares, at Redemption Value — (50.2)%		(79,906,002)

Net Assets Applicable to Common Shares — 100.0%		$159,216,093

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$226,120,518

Gross unrealized appreciation	$15,057,911
Gross unrealized depreciation	(3,238,073)

Net unrealized appreciation	$11,819,838

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$515,245	$10,455
Wells Fargo Bank	$3,508,777	$33,777

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(j)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(k)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

FFI Institutional Tax-Exempt Fund	3,400,718	1,430,635	4,831,353	$5,177

(l)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$240,508,151	—	$240,508,151
Short-Term Securities	$4,831,353	—	—	4,831,353

Total	$4,831,353	$240,508,151	—	$245,339,504

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 2.3%
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$375	$387,547
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/40 (a)	465	477,699
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	330	341,273

		1,206,519

California — 18.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	720	809,834
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	120	132,073
St. Joseph Health System, 5.75%, 7/01/39	730	782,115
California State Public Works Board, RB:
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	1,100	1,198,153
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	340	376,254
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	1,190	1,177,136
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	1,460	1,532,037
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,500	1,634,415
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	925,191
State of California, GO, Various Purpose, 6.00%, 3/01/33	685	780,770

		9,347,978

Colorado — 3.5%
City & County of Denver Colorado, Refunding RB, Series A, 5.25%, 11/15/36	1,095	1,168,168
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	580	632,896

		1,801,064

District of Columbia — 1.4%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	640	709,210

Florida — 1.2%
County of St. John’s Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (b)	765	238,412
New River Community Development District, Special Assessment Bonds, Series B, 5.00%, 5/01/13 (c)(d)	750	358,875

		597,287

Georgia — 5.0%
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	1,300	1,403,909
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,000	1,184,230

		2,588,139

Municipal Bonds	Par (000)	Value

Illinois — 6.6%
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	$900	$974,610
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,000	1,118,140
OSF Healthcare System, 6.00%, 5/15/39	525	547,297
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	730	772,048

		3,412,095

Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,320,674

Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	900	995,022

Kentucky — 4.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	374,199
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	902,680
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	775	831,412

		2,108,291

Massachusetts — 3.5%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series B, 5.25%, 7/01/29	1,500	1,508,730
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	277,415

		1,786,145

Michigan — 2.3%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	555,915
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	530	643,219

		1,199,134

Multi-State — 6.4%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (e)(f)	3,000	3,313,920

Nebraska — 0.3%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	170	176,421

Nevada — 9.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,131,630
County of Clark Nevada, GO, Refunding, Transportation, Series A, 5.00%, 12/01/29	730	785,932
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	1,130	1,216,818
Series B, 5.75%, 7/01/42	1,630	1,772,120

		4,906,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	23

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 5.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	$750	$850,462
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	620	654,590
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	695	782,987
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	715	671,957

		2,959,996

New York — 6.5%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	955	989,399
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,089,630
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	325	348,290
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	840	932,467

		3,359,786

North Carolina — 2.3%
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31 (a)	1,200	1,211,664

Pennsylvania — 2.7%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	331,917
Pennsylvania Turnpike Commission, RB:
Sub-Series B, 5.25%, 6/01/39	425	448,757
Sub-Series C (AGC), 6.25%, 6/01/38	500	595,750

		1,376,424

Texas — 10.3%
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	315	344,493
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	521,601
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	290,113
Lower Colorado River Authority, RB, 5.75%, 5/15/28	450	488,061
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	500	555,100
Tarrant County Cultural Education Facilities Finance Corp., RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/29	875	919,748
Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,100,029
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	1,000	1,093,880

		5,313,025

Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	640	668,154

Virginia — 1.7%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	750	887,542

West Virginia — 1.1%
West Virginia EDA, Refunding RB, Appalachian Power Co., Amos Project, Series A, 5.38%, 12/01/38 (g)	580	592,099

Municipal Bonds	Par (000)	Value

Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	$655	$713,118

Total Municipal Bonds — 101.6%		52,550,207

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

California — 19.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,005	1,102,636
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,346,228
Los Angeles Community College District California, GO, Election of 2008:
Series A, 6.00%, 8/01/33	2,079	2,406,989
Series C, 5.25%, 8/01/39	1,410	1,532,599
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	209,888
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	2,234	2,465,832
University of California, RB, Series O, 5.75%, 5/15/34	810	937,802

		10,001,974

District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30	735	860,398
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	899	991,788

		1,852,186

Florida — 6.9%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	3,510	3,594,977

Illinois — 7.7%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,780,395
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,999	2,227,553

		4,007,948

Nevada — 3.3%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,716,210

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	585	651,924

New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	1,000	1,065,230

New York — 6.0%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	750	863,391
Series FF-2, 5.50%, 6/15/40	990	1,126,316
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	1,000	1,104,870

		3,094,577

Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	840	882,454

South Carolina — 2.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,005	1,122,203

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

Texas — 5.3%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	$1,050	$1,176,181
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,545,947

		2,722,128

Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	502,872

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	890	933,618

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 62.2%		32,148,301

Total Long-Term Investments (Cost — $78,906,667) — 163.8%		84,698,508

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (i)(j)	1,698,254	1,698,254

Total Short-Term Securities (Cost — $1,698,254) — 3.3%		1,698,254

Total Investments (Cost — $80,604,921*) — 167.1%		86,396,762
Liabilities in Excess of Other Assets — (1.1)%		(553,426)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (31.5)%		(16,284,433)
Preferred Shares, at Redemption Value — (34.5)%		(17,851,341)

Net Assets Applicable to Common Shares — 100.0%		$51,707,562

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$64,524,891

Gross unrealized appreciation	$6,193,653
Gross unrealized depreciation	(597,614)

Net unrealized appreciation	$5,596,039

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Barclays Capital	$477,699	$12,699
Wells Fargo Bank	$1,211,664	$11,664

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.

(h)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

CMA Florida Municipal Money Fund	2	(2)	—	—
FFI Institutional Tax-Exempt Fund	—	1,698,254	1,698,254	$3,755

(j)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$84,698,508	—	$84,698,508
Short-Term Securities	$1,698,254	—	—	1,698,254

Total	$1,698,254	$84,698,508	—	$86,396,762

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	25

Schedule of Investments August 31, 2010	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 4.6%
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$1,870	$1,932,570
Pima County IDA, RB, American Charter Schools Foundation, Series A, 5.63%, 7/01/38	1,000	978,990
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	1,210	1,251,333
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,135	2,301,786
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	5,436,592
5.00%, 12/01/37	3,990	3,790,580

		15,691,851

California — 20.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,480	2,789,430
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	9,710	120,695
California HFA, RB, AMT, Home Mortgage:
Series G, 5.50%, 8/01/42	8,105	8,017,709
Series K, 5.50%, 2/01/42	2,860	2,929,012
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,416,486
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 5.50%, 10/01/33	5,000	5,151,550
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	860	918,110
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	6,500	6,794,515
Los Angeles Unified School District California, GO:
Series D, 5.00%, 7/01/27	2,375	2,598,226
Series I, 5.00%, 7/01/26	1,250	1,378,363
Series I, 5.00%, 7/01/27	1,750	1,914,482
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	10,340	11,126,460
San Francisco City & County Redevelopment Agency, Special Tax Bonds, District No. 6, Mission Bay South Public Improvements, 6.63%, 8/01/27	3,120	3,167,549
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,760	3,145,876
6.50%, 4/01/33	10,670	12,506,734
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	5,095	5,170,712

		69,145,909

Colorado — 2.3%
City of Colorado Springs Colorado, RB, Subordinate Lien, Improvement, Series C (AGM), 5.00%, 11/15/45	1,375	1,438,305
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Healthcare, 5.50%, 7/01/34	2,330	2,542,496
Sisters of Leavenworth, 5.00%, 1/01/40	2,400	2,468,352
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	1,375	1,382,219

		7,831,372

Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,505	1,583,124

Municipal Bonds	Par (000)	Value

District of Columbia — 6.3%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	$1,265	$1,150,872
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	7,500	7,215,525
6.75%, 5/15/40	11,500	11,409,495
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	550	579,524
5.25%, 10/01/44	865	924,209

		21,279,625

Florida — 5.9%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,470	1,471,147
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,930,486
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,312,090
County of Orange Florida, Refunding RB (Syncora), 4.75%, 10/01/32	905	917,851
Live Oak Community Development District No. 1, Special Assessment Bonds, Series A, 6.30%, 5/01/34	3,115	3,203,715
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	4,145	4,346,240
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	1,960	1,634,777
Sumter County IDA Florida, RB, North Sumter Utility Co., LLC Project, AMT, 6.90%, 10/01/34	4,270	4,271,025

		20,087,331

Georgia — 0.3%
De Kalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	966,899

Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	695	727,693
6.75%, 11/15/29	995	1,092,082
7.00%, 11/15/39	680	758,397

		2,578,172

Illinois — 6.1%
Illinois Finance Authority, RB, MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (b)(c)	900	243,036
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,750	1,863,908
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	378,050
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,430	1,490,732
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	15,000	16,013,700
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	724,456

		20,713,882

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 2.4%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	$915	$955,534
Indiana Health Facility Financing Authority, Refunding RB:
Ascension Health, Series F, 5.38%, 11/15/25	2,095	2,185,148
Methodist Hospital Inc., 5.38%, 9/15/22	3,675	3,590,622
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,331,772

		8,063,076

Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,820	1,878,804

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,181,400

Maryland — 0.4%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	497,330
Maryland Health & Higher Educational Facilities Authority, RB, Union Hospital of Cecil County Issue, 5.63%, 7/01/32	1,000	1,016,350

		1,513,680

Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,955	2,018,283

Michigan — 0.7%
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,234,421

Missouri — 1.7%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	5,964,660

Multi-State — 3.9%
Centerline Equity Issuer Trust (d)(e):
5.75%, 5/15/15	1,000	1,060,780
6.00%, 5/15/15	5,000	5,285,900
6.00%, 5/15/19	3,500	3,773,035
6.30%, 5/15/19	3,000	3,246,450

		13,366,165

Nebraska — 0.9%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,245	1,292,024
Sarpy County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,685,734

		2,977,758

Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,510,109

New Jersey — 11.1%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/34	3,810	3,751,402
Cigarette Tax (Radian), 5.50%, 6/15/31	4,825	4,744,809
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (f)	10,100	10,166,559
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	10,000	10,752,600
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,386,950

		37,802,320

Municipal Bonds	Par (000)	Value

New Mexico — 1.8%
New Mexico Income Housing Authority, RB, Villa Del Oso Apartments Project, Series A, 6.00%, 1/01/13 (g)	$5,200	$5,968,040

New York — 3.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (b)(c)	985	394,020
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	6,700	7,050,343
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,335	1,430,666
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.00%, 12/01/10	2,075	2,078,776

		10,953,805

North Carolina — 3.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	7,500	6,047,475
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31 (h)	1,760	1,777,107
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas, Series B, 4.63%, 11/01/40 (h)	1,760	1,765,562
North Carolina Medical Care Commission, RB, Duke University Health System, Series A:
5.00%, 6/01/39	685	718,599
5.00%, 6/01/42	1,525	1,594,143

		11,902,886

Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	1,190	949,191
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	3,405	3,577,089
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	3,025	3,194,612

		7,720,892

Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (f)	3,925	4,023,753

Pennsylvania — 5.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	2,765	2,097,640
Pennsylvania Economic Development Financing Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	5,175	5,262,509
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	2,065	2,177,006
Reliant Energy, Series A, AMT, 6.75%, 12/01/36	6,130	6,355,645
Pennsylvania Turnpike Commission, RB, Sub-Series D, 5.13%, 12/01/40	1,700	1,783,487

		17,676,287

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	27

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 7.9%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	$3,220	$3,488,065
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.48%, 8/01/31 (a)	11,700	3,439,215
CAB, Series A, 6.55%, 8/01/32 (a)	8,600	2,345,994
CAB, Series A, 6.57%, 8/01/33 (a)	13,600	3,453,176
CAB, Series A, 6.60%, 8/01/34 (a)	5,500	1,309,605
CAB, Series A, 6.61%, 8/01/35 (a)	14,055	3,137,357
CAB, Series A, 6.63%, 8/01/36 (a)	12,875	2,685,725
First Sub-Series A, 6.50%, 8/01/44	6,100	6,920,511

		26,779,648

South Carolina — 2.6%
County of Greenwood South Carolina, RB, Facilities, Self Memorial Hospital:
5.50%, 10/01/26	2,280	2,302,116
5.50%, 10/01/31	3,250	3,273,237
South Carolina Jobs, EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,729,126
Palmetto Health, Series C, 6.88%, 8/01/13 (g)	550	647,895

		8,952,374

Tennessee — 3.8%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.77%, 1/01/21 (a)	20,405	11,891,830
Rutherford County Health & Educational Facilities Board, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/40	1,120	1,175,541

		13,067,371

Texas — 20.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	2,400	1,164,024
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (f)	1,350	1,289,250
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,650	1,805,826
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,831,830
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,757,263
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	10,000	10,154,400
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (NPFGC), 5.96%, 11/15/36 (a)	25,375	4,332,781
Lower Colorado River Authority, Refunding RB (NPFGC):
5.00%, 5/15/13 (g)	35	39,066
5.00%, 5/15/13 (g)	30	33,537
5.00%, 5/15/31	1,235	1,264,393
Series A, 5.00%, 5/15/13 (g)	5	5,590
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F, 6.13%, 1/01/31	6,790	7,361,039
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	3,872,484
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	4,756,009
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	4,710	5,128,578
Note Mobility, 6.88%, 12/31/39	4,200	4,594,296
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.08%, 8/15/36 (a)	35,000	7,014,000
CAB, 6.09%, 8/15/37 (a)	10,000	1,859,200
First Tier, Series A, 5.00%, 8/15/42	1,575	1,558,589

		68,822,155

Municipal Bonds	Par (000)	Value

Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	$3,960	$4,134,200

Virginia — 4.8%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,460	1,461,825
Halifax County IDA, Refunding RB, Old Dominion Electric Co-op Project, AMT (AMBAC), 5.63%, 6/01/28	9,000	9,409,410
Tobacco Settlement Financing Corp. Virginia, Refunding RB, Senior Series B1, 5.00%, 6/01/47	3,205	2,153,536
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	3,180	3,208,938

		16,233,709

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/30	1,790	1,882,919
Ascension Health Senior Credit Group, 5.00%, 11/15/33	910	945,381
Aurora Health Care, 6.40%, 4/15/33	3,930	4,044,913

		6,873,213

Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	3,355	3,652,689
Wyoming Municipal Power Agency, RB, Series A:
5.50%, 1/01/33	800	857,184
5.50%, 1/01/38	750	797,798

		5,307,671

Total Municipal Bonds — 131.6%		447,804,845

Municipal Bonds Transferred to Tender Option Bond Trusts (i)

Alabama — 0.8%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,611,238

California — 2.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	2,850	3,126,878
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,679,903
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	2,016,845

		7,823,626

Colorado — 2.1%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	4,230	4,384,353
Series C-7, 5.00%, 9/01/36	2,710	2,807,533

		7,191,886

Connecticut — 3.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,170	5,594,870
Series X-3, 4.85%, 7/01/37	5,130	5,473,505

		11,068,375

Georgia — 1.5%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,992,944

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	$3,150	$3,322,903

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,219	2,473,968

New York — 4.3%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	1,710	1,945,454
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	9,284	9,744,536
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water Project, Series B, 5.00%, 6/15/31	2,850	2,923,844

		14,613,834

Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,910	6,431,557

Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,275,214
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	8,113	8,833,421

		12,108,635

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.3%		72,638,966

Total Long-Term Investments (Cost — $500,095,761) — 152.9%		520,443,811

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (j)(k)	9,440,330	9,440,330

Total Short-Term Securities (Cost — $9,440,330) — 2.8%		9,440,330

Total Investments (Cost — $509,536,091*) — 155.7%		529,884,141
Other Assets Less Liabilities– 0.3%		971,932
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (11.5)%		(39,278,037)
Preferred Shares, at Redemption Value — (44.5)%		(151,308,998)

Net Assets Applicable to Common Shares — 100.0%		$340,269,038

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$469,512,336

Gross unrealized appreciation	$27,881,929
Gross unrealized depreciation	(6,762,561)

Net unrealized appreciation	$21,119,368

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Wells Fargo Bank	$3,542,669	$22,669

(i)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(j)	Investments in companies considered to be an affiliate of the Trust, during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

FFI Institutional Tax-Exempt Fund	13,805,067	(4,364,737)	9,440,330	$14,380

(k)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$520,443,811	—	$520,443,811

Short-Term Securities	$9,440,330	—	—	9,440,330

Total	$9,440,330	$520,443,811	—	$529,884,141

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	29

Schedule of Investments August 31, 2010	BlackRock MuniHoldings Insured Investment Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.2%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,586,365
6.00%, 6/01/39	10,995	12,307,803

		17,894,168

Arizona — 2.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.25%, 10/01/24	10,260	11,460,215
5.25%, 10/01/28	2,240	2,403,766
5.00%, 10/01/29	585	612,366

		14,476,347

California — 15.1%
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	5,000	5,369,450
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	4,000	4,167,720
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	6,600	7,103,382
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	10,580,100
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,216,523
Los Angeles Unified School District California, GO, Series D, 5.25%, 7/01/25	3,485	3,941,988
Manteca Financing Authority California, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,691,497
5.75%, 12/01/36	3,285	3,616,161
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/40	6,750	7,066,845
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,158,437
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	3,000	3,148,710
State of California, GO, Various Purpose:
(AGC), 5.50%, 11/01/39	15,000	16,034,100
(AGM), 5.00%, 6/01/32	11,245	11,601,466

		83,696,379

Colorado — 1.2%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,849,833

District of Columbia — 0.8%
District of Columbia, Refunding RB, Georgetown University, Series D (BHAC), 5.50%, 4/01/36	1,730	1,910,180
District of Columbia Water & Sewer Authority, RB, Series A (NPFGC), 5.00%, 10/01/38	2,545	2,654,282

		4,564,462

Florida — 23.4%
Alachua County School Board, RB (AMBAC), 5.25%, 7/01/29	1,625	1,689,399
Broward County Educational Facilities Authority, RB, Educational Facilities, Nova Southeastern University (AGC), 5.00%, 4/01/31	4,200	4,296,264
City of Sunrise Florida, Refunding RB (AMBAC), 5.20%, 10/01/22	2,250	2,464,943
County of Lee Florida, RB, Series A, AMT (AGM), 6.00%, 10/01/29	19,925	20,152,145

Municipal Bonds	Par (000)	Value

Florida (concluded)
County of Miami-Dade Florida, RB, Series A, AMT:
(AGM), 5.00%, 10/01/33	$3,505	$3,515,830
(AGM), 5.13%, 10/01/35	10,605	10,661,631
Miami International Airport (AGM), 5.50%, 10/01/41	11,400	11,866,944
Miami International Airport (NPFGC), 6.00%, 10/01/29	8,000	8,090,240
County of Osceola Florida, RB, Series A (NPFGC), 5.50%, 10/01/27	5,560	5,728,301
County of St. John’s Florida, RB (AGM):
5.00%, 10/01/31	3,200	3,385,472
5.00%, 10/01/35	710	731,797
5.00%, 10/01/37	5,280	5,523,144
Florida Housing Finance Corp., HRB, Waverly Apartments, Series C-1, AMT (AGM), 6.30%, 7/01/30	2,055	2,098,361
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 11, AMT (AGM), 5.95%, 1/01/32	5,640	5,644,850
Florida Housing Finance Corp., Refunding RB, AMT, Homeowner Mortgage:
Series 2 (NPFGC), 5.75%, 7/01/14	640	641,350
Series 2 (NPFGC), 5.90%, 7/01/29	6,965	7,048,719
Series 4 (AGM), 6.25%, 7/01/22	535	571,059
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	6,740	6,941,796
Miami-Dade County Housing Finance Authority Florida, MRB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,230,994
Miami-Dade County IDA, RB, Airis Miami II LLC Project, AMT (AMBAC), 6.00%, 10/15/19	3,370	3,329,055
St. Lucie West Services District, RB (NPFGC):
5.25%, 10/01/34	1,720	1,774,816
5.00%, 10/01/38	4,470	4,548,046
St. Lucie West Services District, Refunding RB, Senior Lien (NPFGC), 6.00%, 10/01/22	3,250	3,327,123
Village Center Community Development District, RB, Series A (NPFGC):
5.38%, 11/01/34	10,775	9,972,262
5.13%, 11/01/36	1,750	1,544,795
Volusia County IDA, RB, Student Housing, Stetson University Project, Series A (CIFG), 5.00%, 6/01/35	1,740	1,577,188

		129,356,524

Georgia — 8.1%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	4,350	4,581,289
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	14,700	15,038,394
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	3,825	4,145,306
Georgia Higher Education Facilities Authority, RB, USG Real Estate III, Series A (AGC), 5.00%, 6/15/38	4,050	4,211,878
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	6,445	6,761,514
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/34	9,240	9,895,578

		44,633,959

Illinois — 11.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	3,745	4,420,336
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,502,157

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Investment Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM):
5.00%, 1/01/28	$4,415	$4,835,087
5.00%, 1/01/29	6,845	7,428,947
5.00%, 1/01/30	2,730	2,945,179
City of Chicago Illinois, RB, Third Lien:
General Airport, Series A (NPFGC), 5.00%, 1/01/33	5,500	5,574,085
General, Series C (AGM), 5.25%, 1/01/35	4,905	5,205,578
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C (AGC), 5.25%, 1/01/23	3,975	4,504,311
Second Lien (NPFGC), 5.50%, 1/01/30	4,075	4,699,045
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	5,000	5,223,800
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	3,000	3,137,370
Build Illinois, Series B, 5.25%, 6/15/26	5,625	6,255,900
Village of Schaumburg Illinois, GO, Series B (NPFGC), 5.00%, 12/01/38	3,785	3,892,608

		65,624,403

Indiana — 2.8%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,707,328

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	5,500	6,009,630

Kentucky — 1.6%
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A (BHAC), 5.25%, 9/01/42	4,070	4,299,060
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,497,080

		8,796,140

Louisiana — 1.4%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	5,475	6,274,350
New Orleans Aviation Board Louisiana, Refunding RB (AGC), Restructuring GARB:
Series A-1, 6.00%, 1/01/23	500	588,855
Series A-2, 6.00%, 1/01/23	720	847,951

		7,711,156

Maine — 1.0%
City of Portland Maine, RB, General (AGM), 5.25%, 1/01/35	5,235	5,572,291

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, University of Maryland Medical System:
5.00%, 7/01/34	2,225	2,298,670
5.13%, 7/01/39	2,225	2,310,507

		4,609,177

Michigan — 15.2%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	6,320	7,069,489
Second Lien, Series B (AGM), 7.00%, 7/01/36	850	1,001,376
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	7,490	7,956,852
Senior Lien, Series B (AGM), 7.50%, 7/01/33	6,600	8,097,144
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	20,540	21,756,789
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	6,000	6,564,660
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	9,055	10,842,729

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	$1,760	$1,912,962
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/22	6,150	7,068,994
5.25%, 10/15/24	2,755	3,095,187
5.25%, 10/15/25	1,435	1,596,423
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	7,014,724

		83,977,329

Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,391,732

Nevada — 5.9%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	16,005	16,779,962
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	15,500	15,687,550

		32,467,512

New Jersey — 2.2%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	4,350	5,038,823
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	7,117,825

		12,156,648

New York — 1.9%
New York City Transitional Finance Authority, Fiscal 2009, RB:
Series S-3, 5.25%, 1/15/39	5,625	6,129,169
Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,620,000

		10,749,169

Ohio — 1.5%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	7,725	7,993,444

Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-1 (AGM), 5.00%, 12/01/37	9,000	9,525,330

Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	6,610	7,439,357

South Carolina — 0.3%
City of Spartanburg South Carolina, RB, System (AGC), 5.00%, 6/01/39	1,700	1,821,771

Texas — 19.7%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	3,360	3,725,266
5.00%, 11/15/29	4,255	4,679,606
City of Dallas Texas, Refunding RB (AGC), 5.25%, 8/15/38	4,000	4,246,280
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,939,010
6.00%, 11/15/36	9,435	11,083,011
5.38%, 11/15/38	5,000	5,563,100
County of Bexar Texas, RB, Venue Project, Motor Vehicle Rental (BHAC), 5.00%, 8/15/39	4,120	4,346,559
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,737,810

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	31

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Investment Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Project (AGC), 5.50%, 5/15/36	$5,325	$5,784,601
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	2,300	2,532,553
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	12,400	13,766,480
North Texas Tollway Authority, Refunding RB, System, First Tier, Series A:
(AGC), 5.75%, 1/01/40	7,000	7,682,920
(BHAC), 5.75%, 1/01/48	7,500	8,204,475
(NPFGC), 5.13%, 1/01/28	17,500	18,557,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,988,754

		108,837,425

Utah — 1.5%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,795	8,137,902

Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	4,300	5,088,577

Total Municipal Bonds — 129.2%		715,087,993

Municipal Bonds Transferred to Tender Option Bond Trusts (a)

Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	6,739,525

California — 2.9%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,340,647
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,518,656
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	5,000	5,378,100

		16,237,403

District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	3,381	3,893,806

Florida — 5.9%
City of Jacksonville Florida, RB, Better Jacksonville (NPFGC), 5.00%, 10/01/27	10,000	10,372,300
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,115,299
Lee County HFA, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	5,595	6,297,228
Manatee County HFA, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	4,253	4,614,206

		32,399,033

Illinois — 1.5%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	7,737	8,337,303

Indiana — 1.9%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,382,688

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$404	$455,575

Nevada — 2.7%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	9,153,120
Series B, 5.50%, 7/01/29	5,008	5,702,654

		14,855,774

New Jersey — 3.0%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,532	7,952,215
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	8,000	8,521,840

		16,474,055

New York — 3.7%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	4,994	5,682,775
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	13,500	14,915,745

		20,598,520

Texas — 2.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	12,027	13,475,677

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.0%		143,849,359

Total Long-Term Investments (Cost — $810,453,372) — 155.2%		858,937,352

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (b)(c)	32,301,054	32,301,054

Total Short-Term Securities (Cost — $32,301,054) — 5.9%		32,301,054

Total Investments (Cost — $842,754,426*) — 161.1%		891,238,406
Other Assets Less Liabilities — 1.4%		7,917,946
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (12.9)%		(71,126,857)
Preferred Shares, at Redemption Value — (49.6)%		(274,662,962)

Net Assets Applicable to Common Shares — 100.0%		$553,366,533

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock MuniHoldings Insured Investment Fund (MFL)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$771,856,944

Gross unrealized appreciation	$49,788,949
Gross unrealized depreciation	(1,475,204)

Net unrealized appreciation	$48,313,745

(a)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(b)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

FFI Institutional Tax-Exempt Fund	27,005,779	5,295,275	32,301,054	$39,365

(c)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$858,937,352	—	$858,937,352
Short-Term Securities	$32,301,054	—	—	32,301,054

Total	$32,301,054	$858,937,352	—	$891,238,406

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	33

Schedule of Investments August 31, 2010	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.5%
Camden IDB Alabama, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	$2,550	$2,992,450
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	6,500	5,879,055
Selma IDB Alabama, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,126,150
Selma IDB, RB, Gulf Opportunity Zone, International Paper, 5.80%, 5/01/34	1,850	1,949,160

		15,946,815

Arizona — 3.2%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	4,100	2,858,151
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,400	3,513,764
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/40 (b)	2,000	2,054,620
Pima County IDA, RB, Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	2,005	2,030,163
Pima County IDA, Refunding RB:
Arizona Charter Schools Project, Series I, 6.10%, 7/01/13 (a)(c)	110	125,598
Arizona Charter Schools Project, Series I, 6.30%, 7/01/13 (a)(c)	230	263,895
Arizona Charter Schools Project, Series I, 6.10%, 7/01/24 (c)	380	376,466
Arizona Charter Schools Project, Series I, 6.30%, 7/01/31 (c)	755	737,477
Arizona Charter Schools Project, Series O, 5.00%, 7/01/26	1,545	1,344,057
Charter Schools II, Series A, 6.75%, 7/01/21	920	925,391
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	4,750,100
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	700	751,177

		19,730,859

California — 10.1%
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	3,730	3,820,005
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	1,055	1,168,413
St. Joseph Health System, 5.75%, 7/01/39	5,000	5,356,950
California State Public Works Board, RB:
Department of Corrections, Series C, 5.50%, 6/01/22	5,000	5,198,150
Department of Corrections, Series C, 5.50%, 6/01/23	6,000	6,232,380
Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/29	10,460	10,542,529
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	5,240	5,567,395
Golden State Tobacco Securitization Corp. California, RB, Asset-Backed, Series A-3, 7.88%, 6/01/13 (a)	10,725	12,780,768
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,200	1,281,084
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	11,369,758

		63,317,432

Municipal Bonds	Par (000)	Value

Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$2,500	$2,839,475
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	2,995,710
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT:
6.60%, 5/01/28	375	389,122
7.50%, 4/01/31	140	148,581

		6,372,888

Connecticut — 0.4%
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,810	2,342,922

District of Columbia — 0.2%
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	437,277
5.25%, 10/01/44	650	694,493

		1,131,770

Florida — 6.5%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,449,788
Series B-1, 5.63%, 7/01/38	5,000	5,443,250
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	10,000	10,082,600
Series A-1, 5.38%, 10/01/41	10,290	10,758,092
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/37	5,500	5,521,505
Miami-Dade County IDA, RB, Waste Management Inc. Project, Series 1, Mandatory Put Bonds, AMT, 7.00%, 12/01/18 (d)	3,200	3,238,528

		40,493,763

Georgia — 3.0%
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40	3,570	3,698,199
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,524,161
Gainesville Redevelopment Authority, Refunding RB, Riverside Military Academy, 5.13%, 3/01/37	1,100	790,438
Monroe County Development Authority Georgia, Refunding RB, Oglethorpe Power Corp.-Scherer, Series A, 6.80%, 1/01/11	4,785	4,864,239
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18	4,565	5,398,843
6.60%, 1/01/18 (e)	250	286,290

		18,562,170

Idaho — 0.0%
Idaho Housing & Finance Association, Refunding RB, S/F Mortgage, Senior Series E-2, AMT, 6.90%, 1/01/27	90	90,179

Illinois — 10.6%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	18,069,444
City of Chicago Illinois, RB, Series C, AMT (Ginnie Mae), 7.00%, 3/01/32	60	61,724
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	11,069,834
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	2,140	2,144,066

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	$9,000	$10,063,260
OSF Healthcare System, 6.00%, 5/15/39	5,200	5,420,844
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	3,500	4,379,235
Series C (NPFGC), 7.75%, 6/01/20	4,000	5,291,800
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,008,400

		66,508,607

Indiana — 5.2%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	9,043,219
Indiana Transportation Finance Authority, RB, Series A, 6.80%, 12/01/16	8,195	9,405,484
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	12,875	14,006,455

		32,455,158

Kansas — 0.4%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage- Backed Securities Program, Series A-4, AMT (Ginnie Mae), 5.95%, 12/01/33	2,145	2,271,298

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	2,000	2,138,280
Kentucky Housing Corp., RB, Series E, 4.75%, 7/01/35	4,585	4,646,852
Louisville & Jefferson County Metropolitan Sewer District, RB, Series A (AGC), 4.25%, 5/15/38	470	472,430

		7,257,562

Maine — 1.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,262,200
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A:
5.70%, 8/01/21	775	793,786
6.00%, 2/01/34	1,190	1,194,831

		7,250,817

Maryland — 1.5%
Maryland Community Development Administration, RB, AMT, 5.10%, 9/01/37	1,835	1,870,562
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,255,363
Maryland Health & Higher Educational Facilities Authority, Refunding RB, University of Maryland Medical System:
5.00%, 7/01/34	2,100	2,169,531
5.13%, 7/01/39	2,100	2,180,703

		9,476,159

Municipal Bonds	Par (000)	Value

Massachusetts — 5.3%
Boston Water & Sewer Commission, RB, 9.25%, 1/01/11 (e)	$985	$1,012,718
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,766,202
Massachusetts HFA, HRB, Series A, AMT, 5.20%, 12/01/37	3,000	3,057,870
Massachusetts HFA, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,500	2,513,125
Massachusetts HFA, Refunding HRB, Series D, AMT, 4.85%, 6/01/40	3,000	2,921,880
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (e)	16,000	19,759,040

		33,030,835

Michigan — 4.8%
City of Detroit Michigan, RB, Second Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,796,475
7.00%, 7/01/36	1,250	1,472,612
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	7,706,571
Hospital, Sinai Hospital, 6.70%, 1/01/26	1,000	981,410
McLaren Health Care, 5.75%, 5/15/38	7,285	7,696,967
Trinity Health Credit, Series A, 6.00%, 12/01/20	4,200	4,270,434
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	4,975,842

		29,900,311

Mississippi — 5.2%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	10,199,568
Series B, 6.70%, 4/01/22	4,500	4,965,975
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	15,000	15,000,300
5.90%, 5/01/22	2,250	2,250,045

		32,415,888

Nevada — 0.9%
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	5,000	5,435,950

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,525	2,570,930

New Jersey — 5.6%
New Jersey EDA, RB, Cigarette Tax:
5.50%, 6/15/24	9,080	9,041,864
5.75%, 6/15/29	2,885	2,852,082
5.75%, 6/15/34	3,695	3,638,171
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,956,800
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,520	1,707,446
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (a)	5,980	7,034,274

		35,230,637

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	35

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 3.5%
Metropolitan Transportation Authority, RB, Series 2008-C:
6.25%, 11/15/23	$3,245	$3,948,873
6.50%, 11/15/28	14,925	17,893,284

		21,842,157

North Carolina — 0.7%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	800	875,600
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,309,985

		4,185,585

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	15,930	12,706,405
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.25%, 7/01/44	8,000	8,517,840

		21,224,245

Pennsylvania — 1.6%
Delaware County IDA Pennsylvania, RB, Water Facilities, Aqua Pennsylvania Inc. Project, Series A, AMT (NPFGC), 5.00%, 11/01/38	1,500	1,526,535
Delaware County IDA Pennsylvania, Refunding RB, Water Facilities, Aqua Pennsylvania Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,000	2,039,060
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	204,017
Lycoming County Authority, Refunding RB, Susquehanna Health System Project, Series A, 5.75%, 7/01/39	3,950	4,079,402
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,000	1,000,730
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,355,989

		10,205,733

Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub- Series A, 6.38%, 8/01/39	13,000	14,631,110
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.70%, 8/01/41 (f)	15,000	2,511,450

		17,142,560

South Carolina — 1.0%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,002,610
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,138,550

		6,141,160

Texas — 14.2%
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	3,055	1,435,850
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	11,460	11,789,246
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/34	8,335	9,156,414
Guadalupe-Blanco River Authority, RB, EI du Pont de Nemours & Co. Project, AMT, 6.40%, 4/01/26	10,250	10,267,630
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	4,061,760

Municipal Bonds	Par (000)	Value

Texas (concluded)
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	$3,500	$4,061,575
7.25%, 12/01/35	5,400	6,256,116
Harris County-Houston Sports Authority, Refunding RB, Senior Lien, Series G (NPFGC), 5.75%, 11/15/20	4,495	4,484,257
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,790	1,790,573
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.25%, 8/15/39	925	966,199
Matagorda County Navigation District No. 1 Texas, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (d)	9,355	9,481,012
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	3,500	3,900,890
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,392,300
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	10,000	10,888,700
Note Mobility, 6.88%, 12/31/39	4,710	5,152,175

		89,084,697

U.S. Virgin Islands — 1.3%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	8,000	8,155,520

Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	1,000	1,001,110

Virginia — 4.3%
Chesterfield County IDA, Refunding RB, Virginia Electric & Power Co., Series A, 5.88%, 6/01/17	1,425	1,461,908
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	4,225	4,230,281
County of Spotsylvania Virginia, RB (AGM), 5.00%, 6/01/37	575	617,481
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	2,000	1,981,120
5.13%, 10/01/42	7,015	6,879,330
Tobacco Settlement Financing Corp. Virginia, Refunding RB, Senior Series B1, 5.00%, 6/01/47	15,000	10,078,950
Virginia HDA, Refunding RB, Sub-Series A3, AMT, 5.05%, 7/01/26	1,325	1,371,322

		26,620,392

Washington — 4.6%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	18,551,846
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	2,265	2,214,989
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,951,930

		28,718,765

West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.63%, 9/01/32	2,500	2,645,550

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wisconsin — 1.7%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	$1,605	$1,607,391
Wisconsin Health & Educational Facilities Authority, MRB, Hudson Memorial Hospital (FHA), 5.70%, 1/15/29	4,500	4,738,950
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth Inc., 6.00%, 11/15/32	3,040	3,155,642
Wisconsin Housing & EDA, Refunding RB, Series A, AMT, 5.63%, 3/01/31	1,350	1,417,190

		10,919,173

Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	4,500	4,899,285

Total Municipal Bonds — 109.5%		684,578,882

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

Arizona — 0.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,790,605

California — 5.3%
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	9,586	11,097,610
University of California, RB, Series O, 5.25%, 5/15/39	20,000	22,068,800

		33,166,410

Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	13,045,200

District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	7,495	8,264,895

Florida — 4.0%
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	15,608,479
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	8,900	9,235,619

		24,844,098

Illinois — 3.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,330	1,451,136
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,869,300
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,796,436

		21,116,872

Kentucky — 6.7%
Kentucky Economic Development Finance Authority, Refunding RB, St. Elizabeth, Series A, 5.50%, 5/01/39	8,003	8,542,246
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	7,220	7,490,894
Lexington-Fayette Urban County Airport Board, Refunding RB, Series A, 5.00%, 7/01/27	7,001	7,731,979
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	9,884,073
Louisville & Jefferson County Metropolitan Sewer District, RB, Series A (AGC), 4.25%, 5/15/38	8,003	8,044,083

		41,693,275

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	$4,710	$5,102,861

Nevada — 2.9%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	15,789	18,043,081

New York — 4.9%
New York City Municipal Water Finance Authority, RB:
Series DD, 5.00%, 6/15/37	24,199	25,786,449
Series FF-2, 5.50%, 6/15/40	4,154	4,727,113

		30,513,562

North Carolina — 3.0%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,469,171
Wake Forest University, 5.00%, 1/01/38	5,000	5,369,450

		18,838,621

Ohio — 3.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,870	3,015,050
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	5,470	6,010,983
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,663,120
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	8,500	9,250,975

		22,940,128

Oregon — 2.1%
Oregon State Housing & Community Services Department, RB, Housing, Series A, AMT, 4.95%, 7/01/30	13,000	13,134,643

South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	3,259	3,412,284

Texas — 8.1%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/1/27	20,970	26,419,893
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	10,931,897
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	7,129	7,305,867
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	5,667	6,012,217

		50,669,874

Virginia — 1.2%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,295,722
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,251,632

		7,547,354

Washington — 4.3%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/36	6,000	6,434,100
(AGM), 5.00%, 11/01/32	14,007	15,143,811
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A, 5.00%, 11/01/34	5,000	5,361,750

		26,939,661

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	37

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	$6,099	$6,398,952

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.9%		349,462,376

Total Long-Term Investments (Cost — $970,772,749) — 165.4%		1,034,041,258

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (h)(i)	4,494,923	4,494,923

Total Short-Term Securities (Cost — $4,494,923) — 0.7%		4,494,923

Total Investments (Cost — $975,267,672*) — 166.1%		1,038,536,181
Other Assets Less Liabilities — 1.6%		9,745,340
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (28.7)%		(179,235,090)
Preferred Shares, at Redemption Value — (39.0)%		(243,851,199)

Net Assets Applicable to Common Shares — 100.0%		$625,195,232

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$798,680,293

Gross unrealized appreciation	$72,464,358
Gross unrealized depreciation	(11,728,316)

Net unrealized appreciation	$60,736,042

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Barclays Capital	$2,054,620	$54,620

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

FFI Institutional Tax-Exempt Fund	4,104,364	390,559	4,494,923	$24,306

(i)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$1,034,041,258	—	$1,034,041,258
Short-Term Securities	$4,494,923	—	—	4,494,923

Total	$4,494,923	$1,034,041,258	—	$1,038,536,181

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2010

Statements of Assets and Liabilities

August 31, 2010	BlackRock Insured Municipal Income Trust (BYM)	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Insured Investment Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets

Investments at value — unaffiliated[1]	$589,699,123	$203,418,771	$240,508,151	$84,698,508	$520,443,811	$858,937,352	$1,034,041,258
Investments at value — affiliated[2]	9,416,737	1,211,264	4,831,353	1,698,254	9,440,330	32,301,054	4,494,923
Interest receivable	5,528,252	2,409,279	2,874,397	889,790	6,617,084	10,731,935	13,738,635
Investments sold receivable	1,412,386	792,098	8,003,093	1,322,953	70,000	4,064,010	2,040,000
Income receivable — affiliated	197	53	75	16	178	341	367
Prepaid expenses	36,755	20,906	14,539	3,799	35,962	44,702	43,001
Other assets	49,989	12,612	19,253	4,178	45,353	87,347	93,838

Total assets	606,143,439	207,864,983	256,250,861	88,617,498	536,652,718	906,166,741	1,054,452,022

Accrued Liabilities

Bank overdraft	—	—	—	—	—	272	293
Income dividends payable — Common Shares	1,944,361	642,297	885,097	262,717	1,884,120	2,750,451	3,497,897
Investments purchased payable	985,543	773,217	8,614,905	2,440,036	3,520,000	3,681,291	2,000,000
Investment advisory fees payable	253,516	86,420	113,234	39,047	222,275	371,739	434,924
Officer’s and Trustees’ fees payable	52,374	14,321	21,120	5,435	47,601	90,424	97,246
Interest expense and fees payable	50,421	28,641	5,229	8,601	25,600	59,140	115,244
Other affiliates payable	1,838	625	748	255	1,628	2,698	3,134
Other accrued expenses payable	123,469	75,235	89,285	26,672	121,021	113,514	137,007

Total accrued liabilities	3,411,522	1,620,756	9,729,618	2,782,763	5,822,245	7,069,529	6,285,745

Other Liabilities

Trust certificates[3]	80,914,512	32,196,264	7,399,148	16,275,832	39,252,437	71,067,717	179,119,846

Total Liabilities	84,326,034	33,817,020	17,128,766	19,058,595	45,074,682	78,137,246	185,405,591

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	137,254,585	42,275,531	79,906,002	17,851,341	151,308,998	274,662,962	243,851,199

Net Assets Applicable to Common Shareholders	$384,562,820	$131,772,432	$159,216,093	$51,707,562	$340,269,038	$553,366,533	$625,195,232

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$372,948,343	$123,991,446	$148,046,076	$47,247,493	$330,535,384	$524,579,061	$566,918,036
Undistributed net investment income	6,872,762	2,351,959	2,996,707	800,253	5,957,971	9,074,078	14,225,505
Accumulated net realized loss	(14,559,973)	(5,755,905)	(2,856,776)	(2,132,025)	(16,572,367)	(28,770,586)	(19,216,818)
Net unrealized appreciation/ depreciation	19,301,688	11,184,932	11,030,086	5,791,841	20,348,050	48,483,980	63,268,509

Net Assets Applicable to Common Shareholders	$384,562,820	$131,772,432	$159,216,093	$51,707,562	$340,269,038	$553,366,533	$625,195,232

Net asset value per Common Share	$14.64	$15.08	$15.29	$15.51	$14.63	$14.69	$10.01

[1] Investments at cost — unaffiliated	$570,397,435	$192,233,839	$229,478,065	$78,906,667	$500,095,761	$810,453,372	$970,772,749

[2] Investments at cost — affiliated	$9,416,737	$1,211,264	$4,831,353	$1,698,254	$9,440,330	$32,301,054	$4,494,923

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.001 per share	5,490	1,691	3,196	714	6,052	—	—

Par value $0.10 per share	—	—	—	—	—	10,986	9,753

[5] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million

[6] Common Shares outstanding	26,275,144	8,738,733	10,412,910	3,333,976	23,260,729	37,677,410	62,462,451

[7] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10

[8] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	39

Statements of Operations

Year Ended August 31, 2010	BlackRock Insured Municipal Income Trust (BYM)	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Insured Investment Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income

Interest	$29,076,445	$9,647,761	$13,454,852	$4,047,431	$28,461,083	$41,819,688	$52,684,744
Income — affiliated	12,527	11,111	6,973	4,106	18,608	45,672	31,036

Total income	29,088,972	9,658,872	13,461,825	4,051,537	28,479,691	41,865,360	52,715,780

Expenses

Investment advisory	3,149,269	1,085,737	1,514,683	516,903	2,783,443	4,689,786	4,937,846
Commissions for Preferred Shares	148,176	39,572	90,180	19,014	225,866	409,644	367,162
Accounting services	93,222	46,599	44,582	21,581	81,168	196,528	281,279
Professional	59,485	46,167	48,205	19,372	66,001	80,523	90,073
Printing	59,141	16,237	23,649	6,582	42,777	38,825	42,273
Officer and Trustees	50,058	16,536	19,730	6,316	43,401	69,322	77,318
Transfer agent	33,519	19,394	26,587	18,785	39,035	69,173	90,182
Custodian	29,633	13,113	17,538	8,775	29,555	40,663	41,150
Registration	9,400	9,330	9,478	9,330	10,037	13,073	26,862
Miscellaneous	85,109	45,477	59,389	41,298	85,728	108,653	124,008

Total expenses excluding interest expense and fees	3,717,012	1,338,162	1,854,021	667,956	3,407,011	5,716,190	6,078,153
Interest expense and fees[1]	502,691	212,252	44,417	102,115	267,518	427,083	1,130,433

Total expenses	4,219,703	1,550,414	1,898,438	770,071	3,674,529	6,143,273	7,208,586
Less fees waived by advisor	(335,957)	(119,232)	(310,940)	(107,036)	(257,782)	(391,989)	(6,771)

Total expenses after fees waived	3,883,746	1,431,182	1,587,498	663,035	3,416,747	5,751,284	7,201,815

Net investment income	25,205,226	8,227,690	11,874,327	3,388,502	25,062,944	36,114,076	45,513,965

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	690,550	(3,140,813)	3,705,839	23,124	(1,537,580)	5,242,601	6,302,090
Financial futures contracts	(74,301)	15,682	(56,745)	5,532	157,452	60,655	(143,455)

	616,249	(3,125,131)	3,649,094	28,656	(1,380,128)	5,303,256	6,158,635

Net change in unrealized appreciation/ depreciation on investments	25,550,335	11,392,593	16,824,854	4,203,415	42,483,321	33,786,326	54,194,616

Total realized and unrealized gain	26,166,584	8,267,462	20,473,948	4,232,071	41,103,193	39,089,582	60,353,251

Dividends to Preferred Shareholders From

Net investment income	(558,436)	(172,818)	(326,106)	(73,259)	(619,323)	(1,120,623)	(1,128,079)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$50,813,374	$16,322,334	$32,022,169	$7,547,314	$65,546,814	$74,083,035	$104,739,137

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2010

Statements of Changes in Net Assets

	BlackRock Insured Municipal Income Trust (BYM)		BlackRock Insured Municipal Income Investment Trust (BAF)		BlackRock Municipal Bond Trust (BBK)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,

	2010	2009	2010	2009	2010	2009

Operations

Net investment income	$25,205,226	$23,833,237	$8,227,690	$7,960,492	$11,874,327	$11,803,804
Net realized gain (loss)	616,249	(5,672,531)	(3,125,131)	(1,547,291)	3,649,094	(4,209,349)
Net change in unrealized appreciation/depreciation	25,550,335	(8,812,693)	11,392,593	(873,684)	16,824,854	(4,343,179)
Dividends to Preferred Shareholders from net investment income	(558,436)	(2,513,122)	(172,818)	(744,761)	(326,106)	(1,349,183)

Net increase in net assets applicable to Common Shareholders resulting from operations	50,813,374	6,834,891	16,322,334	4,794,756	32,022,169	1,902,093

Dividends to Common Shareholders From

Net investment income	(22,281,818)	(19,779,705)	(7,442,276)	(6,275,413)	(10,597,613)	(9,386,250)

Capital Share Transactions

Reinvestment of common dividends	697,165	146,402	67,819	—	761,779	397,817

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	29,228,721	(12,798,412)	8,947,877	(1,480,657)	22,186,335	(7,086,340)
Beginning of year	355,334,099	368,132,511	122,824,555	124,305,212	137,029,758	144,116,098

End of year	$384,562,820	$355,334,099	$131,772,432	$122,824,555	$159,216,093	$137,029,758

Undistributed net investment income	$6,872,762	$4,543,136	$2,351,959	$1,739,363	$2,996,707	$2,048,688

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	41

Statements of Changes in Net Assets (continued)

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Insured Investment Fund (MFL)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,

	2010	2009	2010	2009	2010	2009

Operations

Net investment income	$3,388,502	$3,449,366	$25,062,944	$25,241,928	$36,114,076	$35,460,295
Net realized gain (loss)	28,656	(2,150,945)	(1,380,128)	(6,728,654)	5,303,256	(14,166,063)
Net change in unrealized appreciation/depreciation	4,203,415	(388,109)	42,483,321	(15,458,538)	33,786,326	12,563,335
Dividends to Preferred Shareholders from net investment income	(73,259)	(437,198)	(619,323)	(2,784,279)	(1,120,623)	(4,979,410)

Net increase in net assets applicable to Common Shareholders resulting from operations	7,547,314	473,114	65,546,814	270,457	74,083,035	28,878,157

Dividends to Common Shareholders From

Net investment income	(3,052,054)	(2,802,003)	(22,569,858)	(19,376,940)	(31,867,551)	(26,563,835)

Capital Share Transactions

Reinvestment of common dividends	9,559	—	1,222,581	287,025	138,384	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	4,504,819	(2,328,889)	44,199,537	(18,819,458)	42,353,868	2,314,322
Beginning of year	47,202,743	49,531,632	296,069,501	314,888,959	511,012,665	508,698,343

End of year	$51,707,562	$47,202,743	$340,269,038	$296,069,501	$553,366,533	$511,012,665

Undistributed net investment income	$800,253	$606,918	$5,957,971	$4,090,516	$9,074,078	$6,117,351

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2010

Statements of Changes in Net Assets (concluded)

	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$45,513,965	$43,460,100
Net realized gain	6,158,635	122,896
Net change in unrealized appreciation/depreciation	54,194,616	(2,052,514)
Dividends to Preferred Shareholders from net investment income	(1,128,079)	(3,867,803)

Net increase in net assets applicable to Common Shareholders resulting from operations	104,739,137	37,662,679

Dividends to Common Shareholders From

Net investment income	(40,403,913)	(33,322,841)

Capital Share Transactions

Reinvestment of common dividends	4,970,652	522,169

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	69,305,876	4,862,007
Beginning of year	555,889,356	551,027,349

End of year	$625,195,232	$555,889,356

Undistributed net investment income	$14,225,505	$10,445,419

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	43

Statements of Cash Flows

Year Ended August 31, 2010	BlackRock Insured Municipal Income Trust (BYM)	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by (Used for) Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$51,371,810	$16,495,152	$7,620,573	$105,867,216
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(299,762)	(67,240)	45,636	(301,527)
(Increase) decrease in prepaid expenses	10,802	(4,609)	5,807	8,849
(Increase) decrease in other assets	1,861	1,162	(56)	(37,820)
(Increase) decrease in income receivable — affiliated	55	13	12	(95)
Decrease in interest expense and fees payable	(116,404)	(104,363)	(3,341)	(227,829)
Increase (decrease) in Officer’s and Trustees’ fees payable	(1,110)	(255)	632	39,329
Increase (decrease) in other affiliates payable	—	(16)	(7)	2
Increase in investment advisory fees payable	46,887	14,973	7,010	40,910
Increase (decrease) in other accrued expenses payable	(6,382)	(5,511)	(14,590)	10,912
Net realized and unrealized gain on investments	(26,504,024)	(8,250,618)	(4,226,596)	(60,458,886)
Amortization of premium and accretion and discount on investments	(4,415,958)	(12,824)	(113,457)	1,338,398
Proceeds from sales of long-term investments	72,624,619	48,364,740	36,254,665	243,462,227
Purchases of long-term investments	(90,473,368)	(60,500,899)	(39,303,871)	(280,055,152)
Net (purchases) sales of short-term securities	(2,514,993)	7,991,492	(1,698,252)	(390,559)

Net cash provided by (used for) operating activities	(275,967)	3,921,197	(1,425,835)	9,295,975

Cash Provided by (Used for) Financing Activities

Cash receipts from trust certificates	22,188,516	3,498,907	4,709,085	87,772,017
Cash payments for trust certificates	—	—	(255,000)	(60,965,152)
Cash dividends paid to Common Shareholders	(21,436,735)	(7,304,240)	(3,025,778)	(35,063,129)
Cash dividends paid to Preferred Shareholders	(561,571)	(176,608)	(73,185)	(1,125,710)
Increase in bank overdraft	—	—	—	(293)

Cash provided by (used for) financing activities	190,210	(3,981,941)	1,355,122	(9,382,267)

Cash

Net decrease in cash	(85,757)	(60,744)	(70,713)	(86,292)
Cash at beginning of year	85,757	60,744	70,713	86,292

Cash at end of year	—	—	—	—

Cash Flow Information

Cash paid during the year for interest	$619,095	$316,615	$105,456	$1,358,262

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$697,165	$67,819	$9,559	$4,970,652

          A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights

	BlackRock Insured Municipal Income Trust (BYM)					BlackRock Insured Municipal Income Investment Trust (BAF)

	Year Ended August 31,					Year Ended August 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$13.55	$14.04	$14.82	$15.54	$15.61	$14.06	$14.23	$14.68	$15.24	$15.26

Net investment income	0.96 [1]	0.91 [1]	1.04 [1]	1.03	1.03	0.94 [1]	0.91 [1]	0.99 [1]	1.01	1.02
Net realized and unrealized gain (loss)	1.00	(0.55)	(0.83)	(0.67)	(0.09)	0.95	(0.27)	(0.46)	(0.56)	(0.07)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.10)	(0.26)	(0.28)	(0.26)	(0.02)	(0.09)	(0.28)	(0.31)	(0.26)
Net realized gain	—	—	—	(0.02)	—	—	—	—	—	—

Net increase (decrease) from investment operations	1.94	0.26	(0.05)	0.06	0.68	1.87	0.55	0.25	0.14	0.69

Dividends and distributions to Common Shareholders from:
Net investment income	(0.85)	(0.75)	(0.73)	(0.73)	(0.75)	(0.85)	(0.72)	(0.70)	(0.70)	(0.71)
Net realized gain	—	—	—	(0.05)	—	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.85)	(0.75)	(0.73)	(0.78)	(0.75)	(0.85)	(0.72)	(0.70)	(0.70)	(0.71)

Net asset value, end of year	$14.64	$13.55	$14.04	$14.82	$15.54	$15.08	$14.06	$14.23	$14.68	$15.24

Market price, end of year	$15.26	$13.69	$13.19	$14.35	$14.65	$15.64	$13.01	$12.42	$13.55	$13.88

Total Investment Return[2]

Based on net asset value	14.74%	2.83%	(0.16)%	0.48%	4.92%	13.93%	5.36%	2.22%	1.17%	5.16%

Based on market price	18.42%	10.58%	(3.13)%	3.20%	0.07%	27.70%	11.70%	(3.35)%	2.54%	(4.48)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.15%	1.38%	1.24%	1.12%	1.18%	1.23%	1.60%	1.33%	1.19%	1.23%

Total expenses after fees waived and before fees paid indirectly[3]	1.06%	1.20%	0.98%	0.80%	0.84%	1.14%	1.40%	1.05%	0.87%	0.92%

Total expenses after fees waived and paid indirectly[3]	1.06%	1.20%	0.98%	0.80%	0.84%	1.14%	1.40%	1.05%	0.86%	0.90%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	0.92%	0.93%	0.86%	0.80%	0.84%	0.97%	0.98%	0.91%	0.86%	0.90%

Net investment income[3]	6.85%	7.23%	7.08%	6.67%	6.75%	6.54%	7.04%	6.71%	6.70%	6.79%

Dividends to Preferred Shareholders	0.15%	0.76%	1.80%	1.79%	1.69%	0.14%	0.66%	1.92%	2.05%	1.74%

Net investment income to Common Shareholders	6.70%	6.47%	5.28%	4.88%	5.06%	6.40%	6.38%	4.79%	4.65%	5.05%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$384,563	$355,334	$368,133	$388,275	$407,338	$131,772	$122,825	$124,305	$128,215	$133,106

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$137,250	$137,250	$149,925	$228,975	$228,975	$42,275	$42,275	$44,375	$76,000	$76,000

Portfolio turnover	13%	18%	39%	17%	60%	26%	45%	29%	13%	9%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$95,049	$89,725	$86,398	$67,402	$69,485	$102,926	$97,637	$95,044	$67,187	$68,792

[1]	Based on average common shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	45

Financial Highlights

	BlackRock Municipal Bond Trust (BBK)					BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,					Year Ended August 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$13.23	$13.96	$15.57	$16.35	$16.36	$14.16	$14.86	$15.45	$16.22	$16.31

Net investment income	1.14 [1]	1.14 [1]	1.23 [1]	1.20	1.21	1.02 [1]	1.03 [1]	1.16 [1]	1.15	1.17
Net realized and unrealized gain (loss)	1.97	(0.83)	(1.48)	(0.63)	0.18	1.27	(0.76)	(0.51)	(0.67)	(0.06)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.13)	(0.28)	(0.32)	(0.25)	(0.02)	(0.13)	(0.30)	(0.32)	(0.27)
Net realized gain	—	—	(0.03)	—	(0.02)	—	—	—	—	—

Net increase (decrease) from investment operations	3.08	0.18	(0.56)	0.25	1.12	2.27	0.14	0.35	0.16	0.84

Dividends and distributions to Common Shareholders from:
Net investment income	(1.02)	(0.91)	(0.95)	(1.03)	(1.04)	(0.92)	(0.84)	(0.94)	(0.93)	(0.93)
Net realized gain	—	—	(0.10)	—	(0.09)	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(1.02)	(0.91)	(1.05)	(1.03)	(1.13)	(0.92)	(0.84)	(0.94)	(0.93)	(0.93)

Net asset value, end of year	$15.29	$13.23	$13.96	$15.57	$16.35	$15.51	$14.16	$14.86	$15.45	$16.22

Market price, end of year	$15.79	$13.80	$13.89	$16.50	$17.89	$15.60	$13.20	$14.28	$15.82	$16.70

Total Investment Return[2]

Based on net asset value	24.13%	2.52%	(3.77)%	1.09%	7.18%	16.80%	2.43%	2.34%	0.95%	5.40%

Based on market price	22.90%	7.48%	(9.65)%	(2.09)%	11.55%	26.02%	(0.64)%	(3.95)%	0.40%	10.97%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.29%	1.51%	1.39%	1.28%	1.37%	1.57%	1.71%	1.54%	1.43%	1.47%

Total expenses after fees waived and before fees paid indirectly[3]	1.08%	1.19%	1.01%	0.84%	0.88%	1.35%	1.36%	1.13%	0.98%	1.00%

Total expenses after fees waived and paid indirectly[3]	1.08%	1.19%	1.01%	0.83%	0.86%	1.35%	1.36%	1.13%	0.96%	0.98%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.05%	1.10%	0.98%	0.83%	0.86%	1.15%	1.25%	1.09%	0.96%	0.98%

Net investment income[3]	8.08%	9.67%	8.25%	7.36%	7.58%	6.92%	7.98%	7.52%	7.22%	7.28%

Dividends to Preferred Shareholders	0.22%	1.11%	1.87%	1.94%	1.57%	0.15%	1.01%	1.99%	2.01%	1.70%

Net investment income to Common Shareholders	7.86%	8.56%	6.38%	5.42%	6.01%	6.77%	6.97%	5.53%	5.21%	5.58%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$159,216	$137,030	$144,116	$159,900	$166,895	$51,708	$47,203	$49,532	$51,384	$53,798

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$79,900	$79,900	$80,500	$90,500	$90,500	$17,850	$17,850	$26,175	$29,775	$29,775

Portfolio turnover	51%	46%	27%	14%	85%	47%	71%	30%	23%	6%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$74,819	$67,877	$69,766	$69,176	$71,114	$97,421	$91,112	$72,318	$68,149	$70,173

[1]	Based on average common shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights

	BlackRock Municipal Income Trust II (BLE)					BlackRock MuniHoldings Insured Investment Fund (MFL)

	Year Ended August 31,					Year Ended August 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$12.78	$13.60	$15.08	$15.82	$15.75	$13.57	$13.50	$14.09	$14.75	$15.32

Net investment income	1.08 [1]	1.09 [1]	1.17 [1]	1.17	1.18	0.96 [1]	0.94 [1]	1.01 [1]	1.07 [1]	1.04 [1]
Net realized and unrealized gain (loss)	1.77	(0.95)	(1.50)	(0.66)	0.18	1.04	(0.03)	(0.61)	(0.66)	(0.47)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.12)	(0.30)	(0.32)	(0.28)	(0.03)	(0.13)	(0.32)	(0.35)	(0.30)

Net increase (decrease) from investment operations	2.82	0.02	(0.63)	0.19	1.08	1.97	0.78	0.08	0.06	0.27

Dividends to Common Shareholders from net investment income	(0.97)	(0.84)	(0.85)	(0.93)	(1.01)	(0.85)	(0.71)	(0.67)	(0.72)	(0.84)

Net asset value, end of year	$14.63	$12.78	$13.60	$15.08	$15.82	$14.69	$13.57	$13.50	$14.09	$14.75

Market price, end of year	$15.22	$13.45	$13.27	$15.05	$17.22	$14.65	$12.63	$11.61	$12.86	$14.37

Total Investment Return[2]

Based on net asset value	22.83%	1.54%	(4.15)%	1.02%	7.04%	15.22%	7.36%	1.16%	0.59%	2.10%

Based on market price	21.42%	9.52%	(6.29)%	(7.38)%	16.66%	23.46%	16.19%	(4.68)%	(5.76)%	(3.24)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.16%	1.36%	1.24%	1.12%	1.18%	1.17%	1.32%	1.54%	1.54%	1.46%

Total expenses after fees waived and before fees paid indirectly[3]	1.08%	1.19%	1.07%	0.90%	0.94%	1.09%	1.20%	1.42%	1.46%	1.38%

Total expenses after fees waived and paid indirectly[3]	1.08%	1.19%	1.07%	0.89%	0.94%	1.09%	1.20%	1.42%	1.46%	1.38%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	0.99%	1.05%	1.00%	0.89%	0.94%	1.01%	1.07%	1.13%	1.12%	1.12%

Net investment income[3]	7.89%	9.69%	8.09%	7.43%	7.66%	6.85%	7.48%	7.23%	7.30%	7.08%

Dividends to Preferred Shareholders	0.20%	1.07%	2.04%	2.01%	1.78%	0.21%	1.05%	2.31%	2.40%	2.00%

Net investment income to Common Shareholders	7.69%	8.62%	6.05%	5.42%	5.88%	6.64%	6.43%	4.92%	4.90%	5.08%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$340,269	$296,070	$314,889	$347,563	$362,608	$553,367	$511,013	$508,698	$530,903	$555,494

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$151,300	$151,300	$166,050	$205,550	$205,550	$274,650	$274,650	$296,125	$363,250	$363,250

Portfolio turnover	29%	19%	21%	12%	68%	38%	40%	25%	22%	43%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$81,226	$73,923	$72,419	$67,279	$69,110	$75,371	$71,516	$67,958	$61,555	$63,240

[1]	Based on average common shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	47

Financial Highlights

	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$8.98	$8.91	$9.39	$9.93	$10.23

Net investment income[1]	0.73	0.70	0.67	0.73	0.70
Net realized and unrealized gain (loss)	0.97	(0.03)	(0.45)	(0.55)	(0.23)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.06)	(0.18)	(0.20)	(0.17)

Net increase (decrease) from investment operations	1.68	0.61	0.04	(0.02)	0.30

Dividends to Common Shareholders from net investment income	(0.65)	(0.54)	(0.52)	(0.52)	(0.60)

Net asset value, end of year	$10.01	$8.98	$8.91	$9.39	$9.93

Market price, end of year	$10.38	$8.91	$8.33	$9.35	$9.66

Total Investment Return[2]

Based on net asset value	19.31%	8.18%	0.51%	(0.30)%	3.27%

Based on market price	24.69%	14.81%	(5.63)%	2.05%	1.26%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.22%	1.53%	1.58%	1.66%	1.60%

Total expenses after fees waived and before fees paid indirectly[3]	1.22%	1.50%	1.58%	1.66%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.03%	1.14%	1.10%	1.02%	1.04%

Net investment income[3]	7.71%	8.74%	7.34%	7.33%	7.11%

Dividends to Preferred Shareholders	0.19%	0.78%	1.94%	1.98%	1.72%

Net investment income to Common Shareholders	7.52%	7.96%	5.40%	5.35%	5.39%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$625,195	$555,889	$551,027	$579,079	$609,612

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$243,825	$243,825	$275,700	$334,000	$334,000

Portfolio turnover	25%	31%	41%	39%	56%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$89,106	$81,999	$74,993	$68,380	$70,654

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Insured Municipal Income Trust (“BYM”), BlackRock Insured Municipal Income Investment Trust (“BAF”) (collectively the “Insured Trusts”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Bond Investment Trust (“BIE”) (collectively the “Bond Trusts”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Insured Investment Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BYM, BAF, BBK, BIE, BLE, MFL and MVF are referred to herein collectively as the “Trusts” and individually as a “Trust.” BYM, BBK and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board of Directors/Trustees (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements

ANNUAL REPORT	AUGUST 31, 2010	49

Notes to Financial Statements (continued)

of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

BYM	$158,164,397	$80,914,512	0.29% – 0.35%
BAF	$57,343,967	$32,196,264	0.30% – 0.40%
BBK	$15,328,877	$7,399,148	0.28% – 0.35%
BIE	$32,148,301	$16,275,832	0.29% – 0.31%
BLE	$72,638,966	$39,252,437	0.26% – 0.35%
MFL	$143,849,359	$71,067,717	0.29% – 0.45%
MVF	$349,462,376	$179,119,846	0.26% – 0.40%

For the year ended August 31, 2010, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BYM	$67,322,669	0.75%
BAF	$29,367,683	0.72%
BBK	$6,232,025	0.71%
BIE	$12,722,064	0.80%
BLE	$37,020,265	0.72%
MFL	$51,200,898	0.83%
MVF	$153,486,307	0.74%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and distributions to shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts) the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2010. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Directors/Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable

50	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or value of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Year Ended August 31, 2010*

	Net Realized Gain (Loss) from

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Interest rate contracts:
Financial futures contracts	$(74,301)	$15,682	$(56,745)	$5,532	$157,452	$60,655	$(143,455)

*	As of August 31, 2010, there were no financial futures contracts outstanding.

For the year ended August 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Financial futures contracts:
Average number of contracts purchased	6	3	2	1	57	9	11
Average number of contracts sold	56	2	27	1	51	10	126
Average notional value of contracts purchased	$632,512	$287,506	$258,755	$86,252	$6,557,547	$1,035,020	$1,236,274
Average notional value of contracts sold	$6,695,710	$274,144	$3,282,999	$121,842	$6,080,853	$1,187,955	$15,125,313

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of the Trust’s average weekly net assets except MFL and MVF, which are based upon average daily net assets as follows:

BYM	0.55%
BAF	0.55%
BBK	0.65%
BIE	0.65%
BLE	0.55%
MFL	0.55%
MVF	0.50%

Average weekly net assets and average daily net assets are the average weekly value or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fee with respect to the Insured Trusts, as a percentage of average weekly net assets, at an annual rate of 0.10% through October 2009 and 0.05% through October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets is 0.15% through April 2010, 0.10%

ANNUAL REPORT	AUGUST 31, 2010	51

Notes to Financial Statements (continued)

through April 2011 and 0.05% through April 2012. With respect to BLE, the waiver, as a percentage of average weekly assets, is 0.05% through July 2012. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of net assets applicable to Common Shareholders. For the year ended August 31, 2010, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BYM	$333,781
BAF	$115,296
BBK	$309,360
BIE	$105,542
BLE	$253,040
MFL	$381,203

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through each Trust’s investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended August 31, 2010, the amounts waived were as follows:

BYM	$2,176
BAF	$3,936
BBK	$1,580
BIE	$1,494
BLE	$4,742
MFL	$10,786
MVF	$6,771

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to the Insured Trusts, Bond Trusts and BLE, and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF, under which the Manager pays BFM and BIM for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended August 31, 2010, each Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BYM	$10,789
BAF	$3,718
BBK	$4,405
BIE	$1,490
BLE	$9,566
MFL	$16,006
MVF	$18,624

Certain officers and/or directors of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended August 31, 2010, were as follows:

	Purchases	Sales

BYM	$87,657,912	$73,195,036
BAF	$60,784,583	$48,966,559
BBK	$116,836,993	$120,518,026
BIE	$41,743,907	$36,975,133
BLE	$161,061,546	$142,957,091
MFL	$355,823,168	$313,856,879
MVF	$279,619,652	$244,351,259

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2010 attributable to amortization methods on fixed income securities, distributions received from regulated investment companies and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BYM	BBK	BIE	BLE	MFL	MVF

Undistributed net investment income	$(35,346)	$(2,589)	$(69,854)	$(6,308)	$(169,175)	$(201,887)
Accumulated net realized gain (loss)	$35,346	$2,589	$69,854	$6,308	$169,175	$201,887

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Tax-exempt income
8/31/10	$22,840,254	$7,615,094	$10,923,719	$3,125,313	$23,189,181	$32,988,174	$41,531,992
8/31/09	22,292,827	7,020,174	10,735,433	3,239,201	22,161,219	31,445,738	37,190,644

Ordinary income
8/31/09	—	—	—	—	—	97,507	—

Total distributions
8/31/10	$22,840,254	$7,615,094	$10,923,719	$3,125,313	$23,189,181	$32,988,174	$41,531,992

8/31/09	$22,292,827	$7,020,174	$10,735,433	$3,239,201	$22,161,219	$31,543,245	$37,190,644

52	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

As of August 31, 2010, the tax components of accumulated net earnings were as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Undistributed tax-exempt income	$6,034,152	$2,156,870	$2,379,265	$624,508	$5,389,262	$8,587,124	$13,713,923
Undistributed ordinary income	5,507	1,048	18,993	317	7,756	5,555	6,112
Capital loss carryforwards	(13,401,506)	(1,946,495)	(2,997,799)	(1,359,089)	(14,510,781)	(28,039,269)	(7,618,622)
Net unrealized gains*	18,976,324	7,569,563	11,769,558	5,194,333	18,847,417	48,234,062	52,175,783

Total	$11,614,477	$7,780,986	$11,170,017	$4,460,069	$9,733,654	$28,787,472	$58,277,196

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees and directors.

As of August 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BYM	BAF	BBK	BIE	BLE	MFL	MVF

2012	—	—	—	—	$5,097,889	$1,836,991	—
2013	—	$178,996	—	—	—	7,986,138	—
2015	$1,544,099	—	—	$30,026	—	—	—
2016	3,217,765	250,838	$772,344	—	1,648,836	—	—
2017	6,430,212	—	2,225,455	—	3,397,830	6,481,433	$7,618,622
2018	2,209,430	1,516,661	—	1,329,063	4,366,226	11,734,707	—

Total	$13,401,506	$1,946,495	$2,997,799	$1,359,089	$14,510,781	$28,039,269	$7,618,622

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2010, BYM invested a significant portion of its assets in the Utilities, County/City/Special District/School District and Transportation sectors. BAF invested a significant portion of its assets in the County/City/ Special District/School District and Utilities sectors. BBK, BIE and MVF each invested a significant portion of their assets in the Health sector and MFL invested a significant portion of its assets in the Transportation and Utilities sectors. Changes in economic conditions affecting the County/City/Special District/School District, Education, Health, State, Transportation and Utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

The Insured Trusts, the Bond Trusts and BLE are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initial classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

ANNUAL REPORT	AUGUST 31, 2010	53

Notes to Financial Statements (continued)

Common Shares

Shares issued and outstanding during the years ended August 31, 2010 and August 31, 2009 increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,

	2010	2009

BYM	49,706	11,216
BAF	4,686	—
BBK	54,302	32,485
BIE	639	—
BLE	90,383	23,758
MFL	9,752	—
MVF	526,507	60,788

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of August 31, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BYM	M-7	1,830	0.46%	7
	R-7	1,830	0.46%	7
	F-7	1,830	0.46%	7

BAF	M-7	1,691	0.46%	7
BBK	T-7	1,598	0.46%	7
	R-7	1,598	0.46%	7

BIE	W-7	714	0.46%	7
BLE	M-7	1,513	0.46%	7
	T-7	1,513	0.46%	7
	W-7	1,513	0.46%	7
	R-7	1,513	0.46%	7

MFL	A	1,584	0.46%	7
	B	2,642	0.46%	7
	C	2,601	0.46%	7
	D	1,633	0.46%	7
	E	2,526	0.46%	7

MVF	A	1,460	0.25%	28
	B	1,460	0.25%	28
	C	1,460	0.24%	28
	D	1,460	0.29%	28
	E	2,190	0.25%	7
	F	1,723	1.52%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except for MVF) is the higher of 110% of AA commercial paper rate or 110% of 90% of the Kenny S&P 30-Day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares for MVF for Series A, B, C, D and E is 110% of the interest equivalent of the 60-day commercial paper rate and for Series F is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended August 31, 2010 were as follows:

	Series	Low	High	Average

BYM	M-7	0.24%	0.56%	0.41%
	R-7	0.24%	0.56%	0.41%
	F-7	0.24%	0.56%	0.41%

BAF	M-7	0.24%	0.56%	0.41%
BBK	T-7	0.26%	0.53%	0.41%
	R-7	0.24%	0.56%	0.41%

BIE	W-7	0.26%	0.53%	0.41%

BLE	M-7	0.24%	0.56%	0.41%
	T-7	0.26%	0.53%	0.41%
	W-7	0.26%	0.53%	0.41%
	R-7	0.24%	0.56%	0.40%

54	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (concluded)

	Series	Low	High	Average

MFL	A-7	0.26%	0.52%	0.41%
	B-7	0.24%	0.56%	0.41%
	C-7	0.24%	0.56%	0.41%
	D-7	0.26%	0.53%	0.41%
	E-7	0.24%	0.56%	0.41%

MVF	A	0.15%	0.39%	0.25%
	B	0.13%	0.45%	0.24%
	C	0.14%	0.45%	0.24%
	D	0.14%	0.42%	0.25%
	E	0.13%	0.45%	0.25%
	F	1.34%	1.57%	1.47%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.13% to 1.57% for the year ended August 31, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended August 31, 2009, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

BYM	M-7	7/14/09	169	$4,225,000
	R-7	7/10/09	169	$4,225,000
	F-7	7/13/09	169	$4,225,000

BAF	M-7	7/14/09	84	$2,100,000

BBK	T-7	7/08/09	12	$300,000
	R-7	7/10/09	12	$300,000

BIE	W-7	7/09/09	333	$8,325,000

BLE	M-7	7/14/09	147	$3,675,000
	T-7	7/08/09	148	$3,700,000
	W-7	7/09/09	147	$3,675,000
	R-7	7/10/09	148	$3,700,000

MFL	A	7/08/09	124	$3,100,000
	B	7/06/09	207	$5,175,000
	C	7/07/09	203	$5,075,000
	D	7/09/09	128	$3,200,000
	E	7/06/09	197	$4,925,000

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MVF	A	6/29/09	191	$4,775,000
	B	7/06/09	191	$4,775,000
	C	7/13/09	191	$4,775,000
	D	7/20/09	191	$4,775,000
	E	6/29/09	286	$7,150,000
	F	7/08/09	225	$5,625,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant during the year ended August 31, 2010 for all Trusts.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on October 1, 2010 to Common Shareholders of record on September 15, 2010 as follows:

Common Dividend Per Share

BYM	$0.0770
BAF	$0.0735
BBK	$0.0860
BIE	$0.0788
BLE	$0.0820
MFL	$0.0750
MVF	$0.0570

The dividends declared on Preferred Shares for the period September 1, 2010 to September 30, 2010 were as follows:

	Series	Dividends Declared

BYM	M-7	$16,113
	R-7	$16,115
	F-7	$16,188

BAF	M-7	$14,889

BBK	T-7	$13,891
	R-7	$14,072

BIE	W-7	$6,272

BLE	M-7	$13,324
	T-7	$13,152
	W-7	$13,290
	R-7	$13,324

MFL	A-7	$13,769
	B-7	$23,371
	C-7	$22,902
	D-7	$14,346
	E-7	$22,244

MVF	A	$7,829
	B	$7,587
	C	$7,793
	D	$7,583
	E	$11,490
	F	$52,542

ANNUAL REPORT	AUGUST 31, 2010	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock Insured Municipal Income Trust,
BlackRock Insured Municipal Income Investment Trust,
BlackRock Municipal Bond Trust,
BlackRock Municipal Bond Investment Trust,
BlackRock Municipal Income Trust II,
BlackRock MuniHoldings Insured Investment Fund,
and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Insured Municipal Income Trust, BlackRock Insured Municipal Income Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Bond Investment Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Insured Investment Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for BlackRock Insured Municipal Income Trust, BlackRock Insured Municipal Income Investment Trust, BlackRock Municipal Bond Investment Trust, and BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Trusts as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for BlackRock Insured Municipal Income Trust, BlackRock Insured Municipal Income Investment Trust, BlackRock Municipal Bond Investment Trust, and BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 29, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BYM, BAF, BBK, BIE, BLE, MFL and MVF during the taxable year ended August 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

56	ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Insured Municipal Income Trust (“BYM”), BlackRock Insured Municipal Income Investment Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Insured Investment Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and, together with BYM, BAF, BBK, BIE, BLE and MFL, each, a “Trust,” and, collectively, the “Trusts”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (each, a “Sub-Advisor”), with respect to its Trust. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Trust consists of ten individuals, eight of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds, and the Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Trust’s peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by each Trust for services such as call center and fund accounting; (c) each Trust’s operating expenses; (d) the resources devoted to and compliance reports relating to each Trust’s investment objective, policies and restrictions; (e) each Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as applicable (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock and; (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Trust and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Trust, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Trust and BlackRock;

ANNUAL REPORT	AUGUST 31, 2010	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

(c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Trust; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Trust’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Trust. Throughout the year, the Boards compared each Trust’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Trust’s portfolio management team discussing each Trust’s performance and each Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Trust. BlackRock and its affiliates and significant shareholders provide each Trust with certain administrative and other services (in addition to any such services provided to each Trust by third parties) and officers and other personnel as are necessary for the operations of each Trust. In addition to investment advisory services, BlackRock and its affiliates provide each Trust with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Trust, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Trust. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in each Trust’s applicable Lipper category and in the case of BBK, BIE, BLE and MVF, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Trust throughout the year.

The Board of BAF noted that BAF performed below the median of its Lipper Performance Composite in the one- and three-year periods reported, but that BAF performed better than or equal to the median of its Lipper Performance Composite in the five-year period reported. The Board of BAF and BlackRock reviewed the reasons for BAF’s underperformance during the one- and three-year periods compared with its Peers. The Board of BAF was informed that, among other things, while BAF’s portfolio managers have reduced BAF’s Florida exposure, BAF remains over-weighted in Florida holdings versus its Peers, which has hindered BAF’s performance, as the state of Florida continues to have budget deficit concerns and a very weak housing market.

The Board of BAF and BlackRock discussed BlackRock’s strategy for improving BAF’s performance and BlackRock’s commitment to providing the resources necessary to assist BAF’s portfolio managers and to improve BAF’s performance, in part through the repositioning of BAF’s portfolio.

The Boards of BYM, BBK, BLE and MVF noted that, in general, BYM, BBK, BLE and MVF performed better than their respective Peers in that the performance of BYM was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported and that the performance of each of BBK, BLE and MVF were at or above the median of their Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Boards of BIE and MFL noted that, in general, BIE and MFL performed better than their respective Peers in that the performance of BIE was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported and that the performance of MFL was at or above the median of its Lipper Performance Composite in two of the one-, three- and five-year periods reported.

58	ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: The Boards, including the Independent Board Members, reviewed each Trust’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Trust’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Trust. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Trust. The Boards reviewed BlackRock’s profitability with respect to each Trust and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Trust and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Trust. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Trust noted that its Trust’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Trust’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Trust increase. The Boards also considered the extent to which each Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Trust.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Trust, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

ANNUAL REPORT	AUGUST 31, 2010	59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Trust for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the applicable Sub-Advisor, with respect to each Trust, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Trust, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Trust and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

60	ANNUAL REPORT	AUGUST 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MFL and MVF and Computershare Trust Company, N.A. for BYM, BAF, BBK, BIE and BLE (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the respective Plan Agent: BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MFL and MVF or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of BYM, BAF, BBK, BIE and BLE.

ANNUAL REPORT	AUGUST 31, 2010	61

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				100 RICs consisting of 98 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				100 RICs consisting of 98 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				100 RICs consisting of 98 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				100 RICs consisting of 98 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	100 RICs consisting of 98 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				100 RICs consisting of 98 Portfolios	BlackRock Kelso Capital Corp. (business development company)

62	ANNUAL REPORT	AUGUST 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				100 RICs consisting of 98 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				100 RICs consisting of 98 Portfolios	None

	[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trust’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	President[4] and Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			170 RICs consisting of 291 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

	[4]	For MFL.

ANNUAL REPORT	AUGUST 31, 2010	63

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

	[2]	Ms. Ackerley has been President for all Trusts except MFL and Chief Executive Officer of the Trusts since 2009 and was Vice President from 2007 to 2009.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors

BlackRock Investment
Management, LLC3
Plainsboro, NJ 08536

BlackRock Financial
Management, Inc.4
New York, NY 10055

Custodians

The Bank of New York Mellon3
New York, NY 10286

State Street Bank and
Trust Company4
Boston, MA 02111

Transfer Agents

Common Shares:

BNY Mellon Shareowner Services3
Jersey City, NJ 07310

Computershare Trust Company, N.A.4
Providence, RI 02940

Auction Agents

Preferred Shares:

The Bank of New York Mellon
New York, NY 10286

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

[3]	For MFL and MVF.

[4]	For BYM, BAF, BBK, BIE and BLE.

64	ANNUAL REPORT	AUGUST 31, 2010

Additional Information

Fund Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM, BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM, BAF and BIE from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On September 27, 2010, the Manager announced that the directors of MVF had received a demand letter sent on behalf of certain of MVF’s Common Shareholders. The demand letter alleged that the Manager and MVF’s officers and Board of Directors (the “Board”) breached fiduciary duties owed to MVF and its Common Shareholders by redeeming at par certain of MVF’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board of Approvals on page 66, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of controls of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2010	65

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Board Approvals

On September 1, 2010, the Board of Directors/Trustees (the “Boards”) of BYM, BAF and MFL (the “Insured Funds”) approved changes to certain investment policies of the Insured Funds.

Historically, under normal market conditions, each Insured Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Insured Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Insured Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the Insured Fund’s investment advisor (the “Manager”), to manage the Insured Funds under the Insurance Policy.

As a result, on September 1, 2010, the Manager recommended, and the Boards approved, the removal of the Insurance Policy. As a result of this investment policy change, the Insured Funds will not be required to dispose of assets currently held within the Insured Funds. The Insured Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

66	ANNUAL REPORT	AUGUST 31, 2010

Additional Information (concluded)

Board Approvals (concluded)

As each Insured Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Insured Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Insured Fund invests. The Boards believe that the amended investment policy is in the best interests of each Insured Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Insured Fund will achieve its investment objective.

As disclosed in each Insured Fund’s prospectus, each Insured Fund is required to provide shareholders 60 days notice of a change to the Insurance Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy is expected to take effect on November 9, 2010. After the amended policy takes effect, the Manager anticipates that it will gradually reposition each Insured Fund’s portfolios over time, and that during such period, each Insured Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, it is uncertain how long it may take to reposition each Insured Fund’s portfolio once the amended policy takes effect, and the Insured Funds may continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Insured Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the Insured Funds will undergo a name change to reflect its new portfolio characteristics. The new names of the Insured Funds will be announced at or prior to the expiration of the 60-day notice period. Each Insured Fund will continue to trade on New York Stock Exchange under its current ticker symbol.

The approved changes will not alter any Insured Fund’s investment objective.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2010	67

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-NTL-7-8/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Bond Trust	$28,900	$28,900	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Bond Trust	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants –

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2010.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Inc., Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc. and Walter O’Connor, Managing Director at BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of August 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	13	0	0	0	0	0
	$3.18 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	73	0	0	0	0	0
	$21.78 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$20.81 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc., individually and together with its affiliates (“BlackRock”), has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of August 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Browse have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Timothy Browse	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Trust

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Municipal Bond Trust

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Trust

Date: November 5, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Trust

Date: November 5, 2010